UNITED STATES SECURITIES
AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.       )

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SCIVANTA MEDICAL CORPORATION
(Name of Registrant as Specified in Its Charter)

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April 27, 2007

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Scivanta Medical Corporation (formerly Medi-Hut Co., Inc.) to be held at the offices of Giordano, Halleran & Ciesla, P.C., located at 125 Half Mile Road, Red Bank, New Jersey, on May 31, 2007 at 10:00 a.m., local time.

At the annual meeting, you will be asked to elect five nominees for director, to consider and adopt the Scivanta Medical Corporation 2007 Equity Incentive Plan and to consider and act upon such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

It is important that your shares of Scivanta Medical Corporation common stock are represented at the annual meeting, whether or not you attend the annual meeting in person and regardless of the number of shares you own. To ensure that your shares of common stock are represented, we urge you to complete, sign, date and return your proxy card in the enclosed postage prepaid envelope. If you attend the annual meeting, you may vote in person even if you have previously submitted a proxy. Your prompt attention is greatly appreciated.

Very truly yours,
Thomas S. Gifford
Secretary

215 Morris Avenue
Spring Lake, New Jersey 07762
(732) 282-1620
____________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 31, 2007

____________________________

To the Stockholders of Scivanta Medical Corporation:

NOTICE IS HEREBY GIVEN, that the annual meeting of stockholders (the “Annual Meeting”) of Scivanta Medical Corporation (formerly Medi-Hut Co., Inc.) will be held at the offices of Giordano, Halleran & Ciesla, P.C., located at 125 Half Mile Road, Red Bank, New Jersey, on May 31, 2007 at 10:00 a.m., local time, for the following purposes:

1.	To elect five nominees for director who will serve on Scivanta Medical Corporation’s Board of Directors for the following year and until their successors have been elected and qualify;

2.	To consider and vote on the proposal to approve and adopt the Scivanta Medical Corporation 2007 Equity Incentive Plan; and

3.	To transact such other business as may properly come before the Annual Meeting, or any adjournment or postponement thereof.

Stockholders of record at the close of business on April 23, 2007, are entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.

Whether or not you expect to attend the Annual Meeting, please complete, sign and date the enclosed proxy card and return it in the accompanying postage prepaid envelope. You may revoke your proxy either by written notice to Scivanta Medical Corporation, by submitting a proxy card dated as of a later date or in person at the Annual Meeting. The Board of Directors of Scivanta Medical Corporation recommends that you vote “FOR” each of the nominees for director and “FOR” the proposal to approve and adopt the Scivanta Medical Corporation 2007 Equity Inventive Plan.

By Order of the Board of Directors
Thomas S. Gifford
Secretary

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE URGED TO SIGN AND DATE THE ACCOMPANYING PROXY AND MAIL IT AT ONCE IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

SCIVANTA MEDICAL CORPORATION
____________________________________________

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
____________________________________________

General Information

This Proxy Statement is being furnished to the holders of common stock, with a par value of $.001 per share (“Common Stock”), of Scivanta Medical Corporation (formerly Medi-Hut Co., Inc.) (“Scivanta”) in connection with the solicitation of proxies by its Board of Directors (the “Board” or “Board of Directors”) for use at the annual meeting of stockholders of Scivanta to be held at 10:00 a.m., local time, on May 31, 2007 at the offices of Giordano, Halleran & Ciesla, P.C., located at 125 Half Mile Road, Red Bank, New Jersey (the “Annual Meeting”). The Board of Directors has fixed the close of business on April 23, 2007 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting.

At the Annual Meeting, stockholders of Scivanta will consider and vote on:

•	the election of five nominees for director;

•	the proposal to approve and adopt the Scivanta Medical Corporation 2007 Equity Incentive Plan (the “2007 Equity Incentive Plan”); and

•	any other business as may properly come before the Annual Meeting.

Stockholders may revoke the authority granted by their execution of proxies at any time before the effective exercise of such proxies by filing written notice of such revocation with the secretary of the Annual Meeting. Presence at the Annual Meeting does not, in and of itself, revoke the proxy. Also, any grant of a proxy subsequent to an earlier grant of a proxy, revokes the earlier proxy. All shares of Common Stock represented by executed and unrevoked proxies will be voted in accordance with the specifications therein. Proxies submitted without specification will be voted “FOR” the election of each of the nominees for director and “FOR” the proposal to approve and adopt the 2007 Equity Incentive Plan. Neither the Board nor management of Scivanta is aware, to date, of any matter being presented at the Annual Meeting other than the election of directors and the proposal to approve and adopt the 2007 Equity Incentive Plan, but, if any other matter is properly presented, the persons named in the proxy will vote thereon according to their best judgment.

Proxies for use at the Annual Meeting are being solicited by the Board of Directors. The cost for preparing, assembling and mailing the proxy materials is to be borne by Scivanta. It is not anticipated that any compensation will be paid for soliciting proxies, and Scivanta does not intend to employ specially engaged personnel in the solicitation of proxies. It is contemplated that proxies will be solicited principally through the mail, but directors, officers and employees of Scivanta, without additional compensation, may solicit proxies personally or by telephone, telegraph, facsimile transmission or special letter.

This Proxy Statement and the enclosed proxy card are being mailed to stockholders on or about April 27, 2007.

Voting Securities

Stockholders of record at the close of business on April 23, 2007 are entitled to one vote for each share of Common Stock then held by them. As of that date, Scivanta had 23,301,156 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to be voted at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted as shares present and entitled to be voted at the Annual Meeting for the purpose of determining the existence of a quorum.

Directors will be elected by a plurality of the votes cast at the Annual Meeting whether in person or by proxy. A majority of the outstanding shares of Common Stock voted at the Annual Meeting at which a quorum is present must be voted in favor of the proposal to approve and adopt the 2007 Equity Incentive Plan. All votes will be tabulated by the inspector of election appointed at the Annual Meeting who will separately tabulate affirmative votes, negative votes, abstentions and broker non-votes.

Principal Stockholders and Security Ownership of Management

The following table sets forth information as of April 23, 2007, with respect to the beneficial ownership (as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of Scivanta’s Common Stock, which is the only class of Scivanta capital stock with shares issued and outstanding, by (1) each director and nominee for director of Scivanta, (2) each of the Named Executive Officers (as hereinafter defined) for the fiscal year ended October 31, 2006, (3) each person or group of persons known by Scivanta to be the beneficial owner of 5% of Scivanta’s outstanding Common Stock, and (4) all directors and executive officers of Scivanta as a group. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and generally includes voting or investment power with respect to securities. Except as indicated by footnote, the persons named in the table below have sole voting power and investment power with respect to the shares of Common Stock shown as beneficially owned by them.

	Beneficial Ownership of Common Stock
Name of Beneficial Owner	No. of Shares (1)	Percent of Class
David R. LaVance (2)(3)(4)(5)	4,118,500	17.52%
Thomas S. Gifford (3)(6)(7)	4,429,438	18.85%
Lawrence M. Levy (3)(8)	6,250	*
Anthony Giordano, III (3)(9)	7,250	*
Richard E. Otto (3)(10)	707,250	2.95%
John A. Moore (11)(12)	1,580,000	6.70%
Richard S. Rimer (13)(14)	3,163,000	13.57%
All directors and executive officers as a group (4)(5)(7)(8)(9)(10)	8,757,750	35.44%

* Represents less than 1% of the issued and outstanding shares of Common Stock.

(1)
In accordance with Rule 13d-3 of the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Scivanta’s Common Stock if he, she or it has voting or investment power with respect to such security. This includes shares (a) subject to options and warrants exercisable within sixty days, and (b)(1) owned by a spouse, (2) owned by other immediate family members, or (3) held in trust or held in retirement accounts or funds for the benefit of the named individuals, over which shares the person named in the table may possess voting and/or investment power.

(2)	Such person serves as Scivanta’s President and Chief Executive Officer.

(3)	Such person serves as a director of Scivanta and maintains a mailing address of 215 Morris Avenue, Spring Lake, New Jersey 07762.

(4)
Includes 56,000 shares currently available for purchase or which are available for purchase within sixty days of April 23, 2007 under the option granted to Mr. LaVance on February 5, 2007 by Scivanta. Also, includes 310,938 shares held by the LaVance Trust for Children, a trust established for the benefit of Mr. LaVance’s children. Mr. LaVance disclaims beneficial ownership of these securities.

(5)
Includes 200,000 shares currently available for purchase under the warrant issued on May 14, 2004 to Century Capital Associates, LLC (“Century Capital”). Each of Mr. LaVance and Mr. Gifford disclaims beneficial ownership of these securities except to the extent of his ownership in Central Capital.

(6)	Such person serves as Scivanta’s Executive Vice President, Chief Financial Officer (Treasurer) and Secretary.

(7)
Includes 56,000 shares currently available for purchase or which are available for purchase within sixty days of April 23, 2007 under the option granted to Mr. Gifford on February 5, 2007 by Scivanta. Also includes 310,938 shares held by the LaVance Trust for Children. Mr. Gifford is the trustee for the LaVance Trust for Children. Mr. Gifford disclaims beneficial ownership of these securities.

(8)	Represents the shares available for purchase within sixty days of April 23, 2007 under the warrant issued to Mr. Levy on March 15, 2007 by Scivanta.

(9)	Represents the shares available for purchase within sixty days of April 23, 2007 under the warrant issued to Mr. Giordano on March 15, 2007 by Scivanta.

(10)
Represents the shares currently available for purchase or which are available for purchase within sixty days of April 23, 2007 under the warrants issued to him on July 24, 2003, May 14, 2004, February 25, 2005 and February 5, 2007 by Scivanta.

(11)	Mr. Moore, a former director of Scivanta, maintains a mailing address at 403 Marsh Lane, Wilmington, Delaware 19804.

(12)
Includes 300,000 shares currently available for purchase or which are available for purchase within sixty days of April 23, 2007 under the warrants issued to him on July 24, 2003 and February 5, 2007 by Scivanta.

(13)	Mr. Rimer maintains a mailing address at 17 Chemin De La Sapinere, 1253 Vandoeuvres, Geneva, Switzerland.

(14)	Includes 375,000 shares subject to a convertible debenture issued as of May 1, 2005.

ELECTION OF DIRECTORS

The By-laws of Scivanta provide that the number of directors shall not be less than one director nor more than twelve directors, and permit the exact number of directors to be determined from time to time by the Board. Currently, the Board has fixed the number of directors at five.

Nomination Process

Effective May 24, 2006, Scivanta’s Board of Directors adopted a formal process by which nominees for director of Scivanta are selected. Because Scivanta does not currently have a nominating committee, those members of the Board who qualify as independent pursuant to the standards set forth by the SEC propose nominees for director for consideration by the full Board.

In making its recommendations to the Board, the independent directors consider, at a minimum, candidates who have expertise that may be useful to Scivanta as well as those candidates who exhibit the highest personal and professional ethics. When considering candidates for director, the independent directors of the Board, in addition to the minimum criteria set forth above, consider various factors, including (i) relevant business experience; (ii) independence from management; (iii) judgment, skill, integrity and reputation; (iv) existing commitments and potential conflicts of interest; (v) financial and accounting background; and (vi) the size and composition of the existing Board. In determining whether to recommend a director for re-election, the independent directors also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.

Nominees

It is intended that the proxies solicited by the Board will be voted “FOR” the five nominees listed below in the section captioned “Board of Directors” (unless a stockholder otherwise directs). If, for any reason, any of the nominees becomes unavailable for election to or service on the Board, the proxies solicited by the Board of Directors will be voted for such substituted nominee(s) as is (are) selected by the Board of Directors. The Board has no reason to believe that any of the named nominees are not available or will not serve if elected. Each nominee for director currently serves as a director of Scivanta. Directors will be elected by a plurality of the votes cast at the Annual Meeting whether in person or by proxy.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEES FOR DIRECTOR.

Board of Directors

Each candidate for director currently serves as a director of Scivanta and has been nominated to serve for an additional one year term to expire at the next annual meeting of stockholders of Scivanta. The name, age, principal occupation or employment and biographical information of each person nominated to serve as a member of the Board of Directors of Scivanta is set forth below:

Name and Address	Age	Principal Occupation or Employment

David R. LaVance	53	Chairman of the Board, President and Chief Executive Officer

Thomas S. Gifford	38	Executive Vice President, Chief Financial Officer (Treasurer), Secretary and Director

Richard E. Otto	57	Chief Executive Officer and Director of Corautus Genetics Inc.

Lawrence M. Levy	69	Senior Counsel at Brown Rudnick Berlack Israels LLP.

Anthony Giordano, III	41	Executive Vice President and Chief Financial Officer of Central Jersey Bancorp and Central Jersey Bank, National Association.

There are no family relationships among the current executive officers and directors of Scivanta. None of the current executive officers or directors of Scivanta are directors of any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940, as amended, except for Mr. LaVance and Mr. Levy, who serve as directors of Hologic, Inc. (NASDAQ: HOLX), and Mr. Otto, who serves as a director of Corautus Genetics Inc. (AMEX: VEGF).

Biographical Information

David R. LaVance: Mr. LaVance became Scivanta’s President and Chief Executive Officer and the Chairman of its Board of Directors on March 21, 2003. He also is the President and co-founder of Century Capital which was founded in 1997. Mr. LaVance was a Managing Director of KPMG Health Ventures, an advisory group providing investment banking services to healthcare companies from 1995 through 1997. Prior to joining KPMG Health Ventures, Mr. LaVance was a founder of Physicians Data Corporation, a startup health informatics company formed in 1994, and served as the President of Nuclear Care, Inc., a nuclear imaging clinical services provider from 1992 through 1995. Before founding Nuclear Care, Mr. LaVance held a series of operating positions with Dornier MedTech America, Inc., a medical device company that specializes in lithotriptors and other medical devices, ultimately serving as the President of Dornier MedTech in Japan. Mr. LaVance currently is a member of the Board of Directors of Hologic, Inc. (NASDAQ: HOLX), a publicly traded medical device company specializing in digital imaging. Mr. LaVance received a B.A. degree from Furman University and a J.D. degree from Washington College of Law of the American University.

Thomas S. Gifford: Mr. Gifford became Scivanta’s Executive Vice President, Chief Financial Officer (Treasurer) and a director on March 21, 2003. He later became the Secretary of Scivanta on July 22, 2003. Mr. Gifford is also the Vice President and co-founder of Century Capital. He is a licensed attorney in New York and New Jersey and is a Certified Public Accountant. He was formerly a Manager and Associate Director of KPMG Health Ventures. Prior to KPMG Health Ventures, Mr. Gifford was an accountant for KPMG Peat Marwick LLP from 1990 through 1994, where he provided auditing and financial due diligence services to various publicly traded and privately held emerging technology companies. Mr. Gifford currently serves on the Board of Directors of Maloy Risk Services, Inc., a privately held insurance brokerage. Mr. Gifford received a B.S. degree from Rutgers University and a J.D. degree from Seton Hall University School of Law.

Richard E. Otto: Mr. Otto was elected as a director of Scivanta on May 6, 2003. He has been the Chief Executive Officer and a director of Corautus Genetics Inc. (formerly GenStar Therapeutics Corporation), a publicly traded biopharmaceutical company (AMEX: VEGF) dedicated to the development of innovative gene therapy products for the treatment of cardio and vascular disease, since the merger of Corautus and Vascular Genetics Inc. on February 5, 2003. Prior to the merger, he served as Chief Executive Officer and a director of Vascular Genetics Inc., a developer of gene therapy for the treatment of severe cardiovascular disease, since January, 2002. From June 1995 through April 1998, he was Chief Executive Officer and director of CardioDynamics International Corporation (NASDAQ: CDIS), a publicly traded company that develops, manufactures and markets noninvasive heart-monitoring devices. Mr. Otto has served as a consultant to the founder of WebMD and as a consultant to key management positions with Cardiac Pacemakers Inc. (now a Guidant company). Mr. Otto also held positions at Intermedics, Inc., Medtronic Inc., and Eli Lilly and Company. Mr. Otto currently serves as a director and Chairman of ImaRx Therapeutics, a privately-held company engaged in medical technology development. He received a B.S. degree from the University of Georgia.

Lawrence M. Levy: Mr. Levy was elected as a director of Scivanta on March 15, 2007. He has been Senior Counsel at Brown Rudnick Berlack Israels LLP, an international law firm, since February 2005 and, for more than 30 years before that, had been a Partner at Brown Rudnick, specializing in corporate and securities law. Mr. Levy is also a member of the Boards of Directors of Hologic, Inc. (NASDAQ: HOLX), a publicly traded medical device company specializing in digital imaging, Option N.V. of Belgium, a broadband wireless company specializing in data cards, embedded wireless modules, fixed mobile devices and related software and the Facing History and Ourselves National Foundation. Mr. Levy received a B.A. from Yale University and a L.L.B. from Harvard Law School.

Anthony Giordano, III: Mr. Giordano was elected as a director of Scivanta on March 15, 2007. He has served as the Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary of Central Jersey Bancorp (formerly Monmouth Community Bancorp), a publicly traded bank holding company (NASDAQ: CJBK), since January 1, 2005.  Prior to the consummation of the combination of Monmouth Community Bancorp and Allaire Community Bank on January 1, 2005, he served as an Executive Vice President and the Chief Financial Officer, Treasurer and Secretary of Monmouth Community Bancorp and its bank subsidiary, Monmouth Community Bank, N.A.  Prior to joining Monmouth Community Bank, N.A. in May 1998, Mr. Giordano was employed by PNC Bank (formerly Midlantic Bank), where he served as Real Estate Banking Officer from 1996 to 1998 and Senior Accountant/Financial Analyst from 1994 to 1996.  From 1988 to 1994, Mr. Giordano served in various positions at Shadow Lawn Savings Bank, including Budget and Financial Planning Manager and Financial Analyst.  Mr. Giordano received a M.B.A degree from Monmouth University and a B.S. degree in finance from Kean University.

Meetings and Committees of the Board of Directors

The Board of Directors of Scivanta conducts business through meetings of the Board and sometimes by unanimous written consent. In addition, the Board sometimes conducts business through its committees, including an Audit Committee and Compensation Committee. The Board of Directors for the fiscal year ended October 31, 2006 consisted of: David R. LaVance, Thomas S. Gifford, John A. Moore and Richard E. Otto. Mr. Moore resigned from the Board on January 2, 2007.

During fiscal 2006, the Board held 2 meetings, with each director of Scivanta serving on the Board in fiscal 2006 attending at least 75% of the aggregate of (1) the total number of Board meetings held during fiscal 2006 and (2) the total number of meetings of all committees of the Board on which he served during fiscal 2006. Scivanta also encourages all of its directors to attend the Annual Meeting and typically schedules a Board meeting immediately preceding or after the Annual Meeting.

Compensation Committee

The Compensation Committee of the Board of Directors currently is comprised of directors Richard E. Otto, Lawrence M. Levy and Anthony Giordano, III. Mr. Otto is the Chairman of the Compensation Committee. The Compensation Committee is responsible for determining whether Scivanta’s compensation and benefits packages are suitable and do not provide excessive benefits or result in material financial loss to Scivanta. The Compensation Committee is also responsible for approving or recommending to the Board compensation packages and plans for senior management and directors. These compensation packages include salaries, bonuses, vacations, termination benefits, profit-sharing plans, contributions to employee pension plans, stock option and stock purchase plans, indemnification agreements and employment/change of control contracts. When reviewing the proposed compensation packages, the Compensation Committee will consider: (1) the combined value of all cash and noncash benefits provided to the individual or individuals; (2) the compensation history of the individual or individuals as compared to other individuals with comparable expertise at Scivanta; (3) the financial condition of Scivanta; (4) comparable compensation packages at similar institutions based upon such factors as asset size, geographic location and the services provided; (5) the projected total cost and benefit to Scivanta for post employment benefits; and (6) any connection between the individual and any fraudulent act or omission, breach of trust of fiduciary duty or insider abuse with regard to Scivanta. During the fiscal year ended October 31, 2006, the Compensation Committee met 2 times.

Audit Committee

For the year ended October 31, 2006, the Audit Committee of the Board of Directors of Scivanta consisted of directors John A. Moore and Richard E. Otto. Thereafter, Mr. Moore continued to serve on the Audit Committee until his resignation from the Board on January 2, 2007. On March 15, 2007, Lawrence M. Levy and Anthony Giordano, III were appointed to the Audit Committee, and Mr. Giordano was appointed Chairman of the Audit Committee. Each of Mr. Giordano, Mr. Otto and Mr. Levy qualify as an independent director in accordance with the rules of NASDAQ and the rules and regulations of the SEC. In addition, the Board has determined that Mr. Otto and Mr. Giordano are both independent and qualify as a financial experts by SEC rules. The Audit Committee’s primarily responsibility is to assist the Board in fulfilling its oversight responsibilities with respect to financial reports and other financial information, as well as such other responsibilities set forth in the Amended and Restated Charter of the Audit Committee which was adopted on May 14, 2004.

Report of the Audit Committee of the Board of Directors

Notwithstanding anything to the contrary set forth in any of Scivanta’s previous or future filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, that might incorporate this Proxy Statement, in whole or in part, the following report shall not be deemed to be incorporated by reference into any such filing.

Audit Committee Charter. The Audit Committee had developed an Audit Committee Charter (the “Charter”) in consultation with Scivanta’s Board of Directors and independent public accountants. The Board adopted an amended and restated version of the Charter on May 14, 2004.

Review of Audited Financial Statements for the fiscal year ended October 31, 2006. The Audit Committee, as in place for fiscal 2006, reviewed and discussed with Scivanta's management the audited financial statements of Scivanta for the fiscal year ended October 31, 2006. In addition, the Audit Committee discussed with Weiser LLP, Scivanta’s independent public accountants, those matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

The Audit Committee also received the written disclosures and the letter from Weiser LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), and the Audit Committee discussed the independence of Weiser LLP with that firm.

Based on the Audit Committee's review and discussions noted above, the Audit Committee, as in place for fiscal 2006, recommended to the Board that Scivanta’s audited financial statements for the fiscal year ended October 31, 2006 be included in its Annual Report on Form 10-KSB for the fiscal year ended October 31, 2006 and that such Form 10-KSB be filed with the SEC.

Submitted by:  Richard E. Otto

Principal Accounting Fees and Services

Audit Fees. Scivanta was billed $49,500 by Weiser LLP for audit fees relating to Scivanta’s fiscal year ended October 31, 2006 and was billed $35,000 by Weiser LLP for audit fees relating to Scivanta’s fiscal year ended October 31, 2005. Audit fees consisted of fees for the audit of Scivanta’s annual financial statements and review of quarterly financial statements as well as services normally provided in connection with statutory and regulatory filings or engagements, comfort letters, consents and assistance with and review of Scivanta documents filed with the SEC.

Audit Related Fees. Scivanta did not incur any fees associated with audit related services with Weiser LLP, or any other accounting firm, relating to fiscal years ended October 31, 2006 and 2005. Audit-related fees are fees for assurance and related services, including primarily employee benefit plan audits, due diligence related to acquisitions, accounting consultations in connection with acquisitions, consultation concerning financial accounting and reporting standards and consultation concerning matters related to Section 404 of the Sarbanes Oxley Act of 2002.

Tax Fees. Scivanta did not incur any fees associated with tax services with Weiser LLP relating to fiscal years ended October 31, 2006 and 2005. Scivanta was billed $1,750 by Karl Dienes, CPA, for tax compliance services relating to fiscal year ended October 31, 2006 and was billed $1,750 by Karl Dienes, CPA, for tax compliance services relating to fiscal year ended October 31, 2005. Tax fees consisted primarily of fees for tax compliance, tax advice and tax planning services.

All Other Fees. Scivanta did not incur any fees associated with non-audit services with Weiser LLP, or any other accounting firm, relating to fiscal years ended October 31, 2006 and 2005.

EXECUTIVE OFFICERS

The name, age, current position and biographical information of each executive officer of Scivanta is set forth below:

Name and Address	Age	Capacities in Which Served

David R. LaVance	53	Chairman of the Board, President and Chief Executive Officer

Thomas S. Gifford	38	Executive Vice President, Chief Financial Officer (Treasurer), Secretary and Director

Biographical Information

For the biographical information for David R. LaVance and Thomas S. Gifford, see “ELECTION OF DIRECTORS - Board of Directors.”

Executive Compensation

The following table sets forth information concerning the annual and long-term compensation for services in all capacities to Scivanta for the fiscal years ended October 31, 2006, 2005 and 2004 of any person who served as Scivanta’s President and Chief Executive Officer during the fiscal year ended October 31, 2006 and each other executive officer of Scivanta whose total annual salary and bonus for the fiscal year ended October 31, 2006 exceeded $100,000 (the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE
	Annual Compensation				Long Term Compensation
				Other	Awards		Payouts
Name and Position	Year	Salary ($)	Bonus ($)	Annual Compensa -tion ($)	Restricted Stock Award(s) ($)	Securities Underlying Options #	LTIP Payouts ($)	All Other Compensa- tion ($)
David R. LaVance, President and Chief Executive Officer (1)	2006	$ --	$ --	$ --	$ --	--	$ --	$ --
	2005	--	--	--	--	--	--	--
	2004	--	--	--	--	--	--	--
Thomas S. Gifford, Executive Vice President, Chief Financial Officer (Treasurer) and Secretary (1)	2006	--	--	--	--	--	--	--
	2005	--	--	--	--	--	--	--
	2004	--	--	--	--	--	--	--

___________
(1)  For the fiscal years ended October 31, 2006, 2005 and 2004, Century Capital provided consulting services to Scivanta pursuant to Consulting Services Agreements. Under these Consulting Services Agreements, Scivanta paid consulting fees and other remuneration to Century Capital. Mr. LaVance and Mr. Gifford are owners and officers of Century Capital. Neither Mr. LaVance nor Mr. Gifford received any direct compensation from Scivanta for the fiscal years ended October 31, 2006, 2005 and 2004. See “Amended and Restated Consulting Services Agreement,” “Warrants Issued to Century Capital” and “Certain Relationships and Related Transactions.”

Employment Agreements

Currently, there exists no employment agreement with any of Scivanta’s executive officers. However, Scivanta and Messrs. LaVance and Gifford are in the process of negotiating employment contracts.

Amended and Restated Consulting Services Agreement

Effective February 1, 2005, Scivanta and Century Capital entered into an amended and restated Consulting Services Agreement which replaced the original Consulting Services Agreement that was entered into by such parties as of February 1, 2003. Pursuant to the amended and restated Consulting Services Agreement, Century Capital provided the services of David R. LaVance and Thomas S. Gifford as Scivanta’s corporate officers for a monthly fee of $50,000. Both Messrs. LaVance and Gifford served Scivanta as independent contractors and were not able to participate in Scivanta’s employee benefit plans. Effective February 1, 2007, Mr. LaVance became an employee of Scivanta and will continue to serve as Scivanta’s President and Chief Executive Officer and Mr. Gifford became an employee of Scivanta and will continue to serve as Scivanta’s Executive Vice President, Chief Financial Officer, Treasurer and Secretary. Contemporaneously with Scivanta’s employment of Messrs. LaVance and Gifford, Scivanta and Century Capital terminated the amended and restated Consulting Services Agreement.

As employees of Scivanta, each of Mr. LaVance and Mr. Gifford will receive a base salary of $275,000 per annum, will be entitled to receive an annual bonus based on achievement of objectives agreed to by the Board of Directors and Messrs. LaVance and Gifford and will be able to participate in Scivanta’s employee benefit plans.

Stock Option Plan

On July 5, 2002, the stockholders of Scivanta approved the Scivanta Medical Corporation 2002 Equity Incentive Plan (the “2002 Equity Incentive Plan”) effective as of January 1, 2002. The 2002 Equity Incentive Plan was placed into effect in order to promote the long-term success of Scivanta and to (1) encourage employees, independent directors and consultants of Scivanta to focus on critical long-range objectives, (2) encourage the attraction and retention of employees, independent directors and consultants with exceptional qualifications, and (3) link employees, independent directors and consultants directly to stockholders’ interests through increased stock ownership.

The 2002 Equity Incentive Plan provides for awards in the form of restricted shares, incentive stock options, nonstatutory stock options and stock appreciation rights. The aggregate number of shares of Common Stock which may be awarded under the 2002 Equity Incentive Plan is 2,000,000 shares.

A copy of the 2002 Equity Incentive Plan was attached as “Exhibit B” to Scivanta’s definitive proxy statement filed with the SEC on June 10, 2002. As of April 23, 2007, options to purchase 1,470,000 shares of Common Stock had been granted under the 2002 Equity Incentive Plan to employees of Scivanta.

Warrants Issued to Century Capital

Warrant Dated May 14, 2004

On May 14, 2004, Scivanta issued Century Capital a ten year, non-cancelable warrant to purchase 700,000 shares of Common Stock at a purchase price of $0.04 per share. 100,000 shares of Common Stock underlying the warrant became available for purchase as of May 14, 2004, with the remaining shares of Common Stock underlying the warrant becoming available for purchase upon the achievement of specific milestones as follows: 100,000 shares of Common Stock shall be available for purchase upon Scivanta’s receipt of at least $2,000,000 in cumulative proceeds related to the litigation with respect to Scivanta’s exclusive right to distribute the hormone replacement therapy drug, Syntest; 100,000 shares of Common Stock shall be available for purchase upon the filing of Scivanta’s annual report on Form 10-KSB for the fiscal year ended October 31, 2002; 100,000 shares of Common Stock shall be available for purchase upon the filing of Scivanta’s quarterly reports on Form 10-QSB for the quarters ended January 31, 2003, April 30, 2003 and July 31, 2003; 100,000 shares of Common Stock shall be available for purchase upon Scivanta’s receipt of at least $500,000 in cumulative proceeds from the litigation against certain former officers, directors and others and/or the litigation against the Rosenberg, Rich, Baker, Berman & Company and Koenig, Russo & Associates accounting firms; 100,000 shares of Common Stock shall be available for purchase upon Scivanta becoming eligible to register its Common Stock pursuant to the Securities Act; and 100,000 shares of Common Stock shall be available for purchase upon the acquisition by Scivanta of a product or line of business. The warrant contains certain limited registration rights.

On November 1, 2004, Century Capital exercised its right to purchase 200,000 shares of Common Stock underlying the warrant. Of the shares purchased, 100,000 shares of Common Stock became available for purchase on May 14, 2004, the issuance date of the warrant, and the other 100,000 shares of Common Stock became available for purchase during the fiscal year ended October 31, 2004 as a result of Scivanta’s receipt of $500,000 of cumulative proceeds from the litigation against certain former officers, directors and others which occurred in 2004. The $8,000 due to Scivanta from Century Capital as a result of this exercise was offset by Scivanta against monthly consulting fees due and owing to Century Capital that had been deferred for payment.

On November 13, 2006, Century Capital exercised its right to purchase 300,000 shares of Common Stock underlying the warrant. Of the shares of Common Stock purchased, 100,000 shares of Common Stock became available for purchase on November 24, 2005, the date Scivanta filed its annual report on Form 10-KSB for the fiscal year ended October 31, 2002. In addition, 100,000 shares of Common Stock became eligible for purchase on May 27, 2006, the date Scivanta filed its quarterly reports on Form 10-QSB for the quarters ended January 31, 2003, April 30, 2003 and July 31, 2003 and the other 100,000 shares of Common Stock became available for purchase on November 10, 2006, the date Scivanta acquired the exclusive world-wide rights to develop, make and sell the HCMS. The $12,000 due to Scivanta from Century Capital as a result of this exercise was offset by Scivanta against monthly consulting fees due and owing to Century Capital that had been deferred for payment.

On January 29, 2007, Scivanta filed with the SEC its annual report on Form 10-KSB for the fiscal year ended October 31, 2006. As a result, Scivanta became current with its periodic report filings with the SEC and, thereby, should be eligible to register shares of Common Stock pursuant to the Securities Act. Consequently, 100,000 shares of Common Stock available for purchase under the warrant vested as of January 29, 2007. In addition, on March 27, 2007, Scivanta received the final payment of $2,550,000 from Syntho Pharmaceuticals, Inc. and its principal owner, Muhammed Malik, related to the settlement of the Syntest litigation. Consequently, 100,000 shares of Common Stock available for purchase under the warrant vested as of March 27, 2007. As of April 23, 2007, 500,000 shares of Common Stock underlying the warrant had been purchased and 200,000 shares of Common Stock underlying the warrant were available for purchase.

Warrant Dated February 25, 2005

On February 25, 2005, a warrant to purchase 500,000 shares of Common Stock was issued to Century Capital. The warrant had a ten year term and was exercisable at $0.03 per share until February 25, 2015. The warrant vested as follows: (a) 250,000 of the shares of Common Stock underlying the warrant became available for purchase as of February 25, 2005; (b) an additional 20,833 of the shares of Common Stock underlying the warrant became available for purchase on the last day of each month commencing February 28, 2005 and ending December 31, 2005; and (c) 20,837 of the shares of Common Stock underlying the warrant became available for purchase on January 31, 2006. The warrant contained standard anti-dilution provisions and limited registration rights.

On February 25, 2005, Century Capital exercised its right to purchase 250,000 shares of Common Stock underlying the warrant. The $7,500 due to Scivanta from Century Capital as a result of this exercise was offset by Scivanta against amounts due and owing to Century Capital related to deferred monthly consulting fees.

On both May 20, 2005 and August 25, 2005, Century Capital exercised its right and purchased 62,500 shares of Common Stock (125,000 shares of Common Stock in total). The $3,750 due to Scivanta from Century Capital as a result of these exercises was offset by Scivanta against deferred monthly consulting fees due to Century Capital.

On November 13, 2006, Century Capital exercised its right to purchase 125,000 shares of Common Stock underlying the warrant. The $3,750 due to Scivanta from Century Capital as a result of this exercise was offset by Scivanta against monthly consulting fees due and owing to Century Capital that had been deferred for payment. As of November 13, 2006, all 500,000 shares underlying the warrant had been purchased.

Warrants Issued to Directors

Warrants Dated July 24, 2003

On July 24, 2003, a warrant to purchase 200,000 shares of Common Stock was issued to each of its then outside directors, James G. Aaron, Richard E. Otto, John A. Moore and Salvatore J. Badalamenti. An aggregate amount of 800,000 shares of Common Stock could be issued pursuant to these warrants. Each warrant has a five year term and is exercisable at $0.26 per share until July 24, 2008. The shares of Common Stock underlying each warrant vested on the date of issuance (66,666 shares of Common Stock), on the first anniversary of the date of issuance (66,666 shares of Common Stock) and on the second anniversary of the date of issuance (66,668 shares of Common Stock). Each warrant contains standard anti-dilution provisions and limited registration rights.

On February 19, 2007, James G. Aaron exercised his right to purchase 66,660 shares of Common Stock underlying the warrant that was issued to him. The Company received $17,334 in connection with the issuance of these shares of Common Stock. As of April 23, 2007, an aggregate of 66,666 shares of Common Stock underlying the warrants had been purchased, an aggregate of 533,332 shares of Common Stock were available for purchase under the warrants and an aggregate of 200,002 shares of Common Stock underlying the warrants had been cancelled.

Warrants Dated May 14, 2004

On May 14, 2004, a warrant to purchase 200,000 shares of Common Stock was issued to each of its then outside directors, Richard E. Otto, John A. Moore and Salvatore J. Badalamenti. An aggregate amount of 600,000 shares of Common Stock could be issued pursuant to these warrants. Each warrant has a five year term and is exercisable at $0.04 per share until May 14, 2009. The shares of Common Stock underlying each warrant vested on the date of issuance (66,600 shares of Common Stock) and on the first anniversary of the date of issuance (133,400 shares of Common Stock). Each warrant contains standard anti-dilution provisions and limited registration rights.

On February 25, 2005, John A. Moore exercised his right to purchase 66,600 shares of Common Stock underlying the warrant that was issued to him. The Company received $2,664 in connection with the issuance of these shares of Common Stock. In addition, on April 20, 2007, Mr. Moore exercised his right to purchase 133,400 shares of Common Stock underlying the warrant that was issued to him. The Company received $5,336 in connection with the issuance of these shares of Common Stock. As of April 23, 2007, an aggregate of 200,000 shares of Common Stock underlying the warrants had been purchased, an aggregate of 266,600 shares of Common Stock underlying the warrants were available for purchase and an aggregate of 133,400 shares of Common Stock underlying the warrants had been cancelled.

Warrants Dated February 25, 2005

On February 25, 2005, a warrant to purchase 200,000 shares of Common Stock was issued to each of its then outside directors, Richard E. Otto and John A. Moore. An aggregate amount of 400,000 shares of Common Stock could be issued pursuant to these warrants. Each warrant has a five year term and is exercisable at $0.03 per share until February 25, 2010. The shares of Common Stock underlying each warrant vested on the date of issuance (100,000 shares of Common Stock) and on the first anniversary of the date of issuance (100,000 shares of Common Stock). Each warrant contains standard anti-dilution provisions and limited registration rights.

On February 25, 2005, John A. Moore exercised his right to purchase 100,000 shares of Common Stock underlying the warrant that was issued to him. The Company received $3,000 in connection with the issuance of these shares of Common Stock. In addition, on April 20, 2007, Mr. Moore exercised his right to purchase 100,000 shares of Common Stock underlying the warrant that was issued to him. The Company received $3,000 in connection with the issuance of these shares of Common Stock. As of April 23, 2007, an aggregate of 200,000 shares of Common Stock underlying the warrants had been purchased and an aggregate of 200,000 shares of Common Stock underlying the warrants were available for purchase.

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides information as of October 31, 2006 on the number of securities to be issued upon the exercise of outstanding options, warrants and rights and the number of securities remaining available for future issuance under the Equity Incentive Plan and certain other compensation arrangements entered into or established for the officers and directors of Scivanta:

EQUITY COMPENSATION PLAN TABLE
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plan approved by security holders (1)	370,000 (2)(3)(4)		$ 0.07	1,630,000

Equity compensation arrangements not approved by security holders	1,499,998 (5)(6)(7)(8)		$ 0.13	--

Total	1,869,998 (2)(3)(4)(5 (6) (7)(8	) )	$ 0.12	1,630,000

(1)	Scivanta currently has no equity compensation plans other than the 2002 Equity Incentive Plan described herein which has been approved by its stockholders.

(2)	Includes 185,000 shares available for purchase at a price of $0.08 per share pursuant to stock options granted to employees of Scivanta on December 23, 2003.

(3)
Includes 50,000 shares available for purchase at a price of $0.08 per share pursuant to stock options granted to an employee of Scivanta on May 4, 2004 and 35,000 shares available for purchase at a price of $0.02 per share pursuant to stock options granted to employees of Scivanta on December 23, 2004.

(4)	Includes 100,000 shares available for purchase at a price of $0.08 per share pursuant to stock options granted to an employee of Scivanta on December 23, 2005.

(5)	Includes 200,000 shares available for purchase at a price of $0.04 per share under the warrant issued to Century Capital on May 14, 2004.

(6)
Includes 200,000 shares available for purchase at a price of $0.26 per share under the warrant issued on July 24, 2003 to Richard E. Otto, a current director of Scivanta. Also includes 399,998 shares available for purchase at a price of $0.26 per share under warrants granted on July 24, 2003 to John A. Moore (200,000 shares available for purchase), Salvatore J. Badalamenti (133,332 shares available for purchase), and James G. Aaron (66,666 shares available for purchase), each a former director of Scivanta.

(7)
Includes 200,000 shares available for purchase at a price of $0.04 per share under the warrant issued on May 14, 2004 to Richard E. Otto, a current director of Scivanta. Also includes 200,000 shares available for purchase at a price of $0.04 per share under warrants granted on May 14, 2004 to John A. Moore (133,400 shares available for purchase) and Salvatore J. Badalamenti (66,600 shares available for purchase), each a former director of Scivanta.

(8)
Includes 200,000 shares available for purchase at a price of $0.03 per share under the warrant issued on February 25, 2005 to Richard E. Otto, a current director of Scivanta. Also includes 100,000 shares available for purchase at a price of $0.03 per share under the warrant granted on February 25, 2005 to John A. Moore, a former director of Scivanta.

Option Grants in the Last Fiscal Year

There were no grants of stock options during the year ended October 31, 2006 to the Named Executive Officers.

Aggregated Option/Warrant Exercises in Last Fiscal Year and Year End Option/Warrant Values

The following table provides certain information with respect to options and/or warrants to purchase Scivanta’s Common Stock held by the Named Executive Officers at October 31, 2006.

Name	Shares Acquired on Exercise (#)	Value Realized($)	Number of Shares of Common Stock Underlying Unexercised Options/Warrants at October 31, 2006 (1)		Value of Unexercised In-the- Money Options/Warrants at October 31, 2006 ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable

David R. LaVance	--	$ --	325,000 (2)	300,000 (3)	$ -- (4)	$ -- (4)

Thomas S. Gifford	--	$ --	325,000 (2)	300,000 (3)	$ -- (4)	$ -- (4)

(1)	Shares reported are beneficially owned by the Named Executive Officers.

(2)
Includes 125,000 shares subject to the warrant issued on February 25, 2005 to Century Capital to purchase a total of 500,000 shares of Scivanta’s Common Stock. Also includes 200,000 shares subject to the warrant issued on May 14, 2004 to Century Capital to purchase a total of 700,000 shares of Scivanta’s Common Stock. Mr. LaVance and Mr. Gifford are owners and officers of Century Capital. Each of Mr. LaVance and Mr. Gifford disclaims beneficial ownership of these securities except to the extent of his ownership interest in Century Capital.

(3)
Includes 300,000 shares subject to the warrant issued on May 14, 2004 to Century Capital to purchase a total of 700,000 shares of Scivanta’s Common Stock. Mr. LaVance and Mr. Gifford are owners and officers of Century Capital. Each of Mr. LaVance and Mr. Gifford disclaims beneficial ownership of these securities except to the extent of his ownership interest in Century Capital.

(4)
The exercise price of the warrant issued on May 14, 2004 was $0.04 per share and the exercise price of the warrant issued on February 25, 2005 was $0.03 per share. The per share market price of Scivanta’s Common Stock on October 31, 2006 was $0.01. Inasmuch as the per share market price of the Common Stock on October 31, 2006 did not exceed the per share exercise price of either warrant, such warrants are not considered in-the-money and no value is attributable to such warrants for purposes of this table.

Directors’ Compensation

Currently, Scivanta does not provide any cash compensation to its directors. Scivanta has, in prior fiscal years, issued to each of the outside directors warrants to purchase shares of Common Stock. During the fiscal year ended October 31, 2006, Scivanta did not issue any warrants to purchase shares of its Common Stock to the outside directors.

Certain Relationships and Related Party Transactions

David R. LaVance, Scivanta’s Chairman, President and Chief Executive Officer, and Thomas S. Gifford, Scivanta’s Executive Vice President, Chief Financial Officer (Treasurer) and Secretary, are owners and officers of Century Capital. Effective February 1, 2005, Scivanta and Century Capital entered into an amended and restated Consulting Services Agreement, pursuant to which Messrs. LaVance and Gifford provided services to Scivanta as executive management. The amended and restated Consulting Services Agreement replaced the original Consulting Services Agreement entered into as of February 1, 2003. For the fiscal year ended October 31, 2006, Scivanta was billed $600,000 for consulting services rendered by Century Capital and Scivanta recorded $75,000 of consulting expense related to the annual bonus due to Century Capital for the one year period commencing February 1, 2006 and ending January 31, 2007. During the fiscal year ended October 31, 2006, Scivanta also reimbursed Century Capital for expenses incurred in conjunction with performing the consulting services. As of October 31, 2006, Scivanta owed Century Capital $506,456 for unpaid monthly fees, bonuses and expenses, which was paid in full by Scivanta subsequent to the fiscal year ended October 31, 2006.

For the fiscal year ended October 31, 2005, Scivanta was billed $675,000 for consulting services rendered by Century Capital and Scivanta recorded $31,250 of consulting expense related to the annual bonus due to Century Capital, pursuant to the original Consulting Services Agreement, for the one year period commencing February 1, 2004 and ending January 31, 2005. During the fiscal year ended October 31, 2005, Scivanta also reimbursed Century Capital for expenses incurred in conjunction with performing the consulting services and issued Century Capital a warrant to purchase 500,000 shares of Common Stock. As of October 31, 2005, Scivanta owed Century Capital $242,132 for unpaid monthly fees, bonuses and expenses.

On May 1, 2004, Scivanta and Century Capital entered into a Shared Services Agreement whereby Scivanta rented three fully furnished, business equipped offices approximating 340 square feet inside Century Capital’s existing offices. This agreement commenced has a month to month term that requires sixty days’ written notice to terminate and a monthly rental fee of $2,500. During both the fiscal year ended October 31, 2006 and the fiscal year ended October 31, 2005, Scivanta was billed $30,000 for rent pursuant to the Shared Services Agreement. As of the fiscal year ended October 31, 2006, Scivanta owed Century Capital $50,000 for rent, which was paid by Scivanta subsequent to October 31, 2006.

Effective February 1, 2007, the Shared Services Agreement between Scivanta and Century Capital was terminated and was replaced with a Sublease Agreement. Pursuant to this Sublease Agreement, Scivanta will rent approximately 2,000 square feet of office space inside Century Capital’s existing offices. In addition, Scivanta will rent office furniture and other equipment from Century Capital. This agreement has a month-to-month term that requires sixty days written notice to terminate and a monthly rental fee of $5,000. Scivanta is responsible for all operating costs associated with the office space, including utilities, maintenance and property taxes.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires Scivanta’s directors, executive officers and persons who own more than 10% of Scivanta’s Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Scivanta’s Common Stock and other equity and derivative securities. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish Scivanta with copies of all Section 16(a) reports they file. To the knowledge of management, based upon review of the copies of the forms furnished to Scivanta during the fiscal year ended October 31, 2006, all filings required to be made by Scivanta’s executive officers and directors pursuant to Section 16(a) of the Exchange Act for the fiscal year ended October 31, 2006 were filed within the time periods prescribed.

STOCKHOLDER COMMUNICATIONS WITH DIRECTORS

The Board has adopted a formal process to be followed for those stockholders who wish to communicate directly with the Board or any individual director of Scivanta. A stockholder can contact the Board, or any individual director, by sending a written communication to: Scivanta, Board of Directors, c/o Chairman of the Board, 215 Morris Avenue, Spring Lake, New Jersey 07762. A stockholder’s letter should also indicate that he, she or it is a stockholder of Scivanta. The Chairman shall either (1) distribute such communication to the Board, or a member or members thereof, as appropriate, depending upon the facts and circumstances described in the communication received; or (2) determine that the communication should not be forwarded to the Board because, in his or her judgment, (a) the communication is primarily commercial in nature and relates to Scivanta’s ordinary business or relates to a topic that is improper or not relevant to the Board; or (b) Scivanta’s management can adequately handle the stockholder inquiry or request, in which case the inquiry or request will be forwarded to the appropriate individual. If a stockholder communication is addressed to one or more members of the Board, but not the entire Board, the Chairman shall notify any member of the Board to whom such communication was not addressed that such communication was received and shall provide a copy of such communication upon request.

At each Board meeting, the Chairman shall present a summary of all communications received since the last Board meeting which were not forwarded to the Board, as well as the basis for the determination by the Chairman as to why the communications were not forwarded to the Board, and shall make those communications available upon request.

STOCKHOLDER PROPOSALS AND NOMINEES FOR DIRECTOR

Stockholder proposals for presentation at Scivanta’s next annual meeting of stockholders must be received by Scivanta at its principal executive offices for inclusion in its proxy statement and form of proxy relating to that meeting no later than October 31, 2007. Scivanta’s By-laws contain certain procedures which must be followed in connection with stockholder proposals.

The Board of Directors will also consider nominees for director suggested by stockholders of Scivanta applying the same criteria for nominees described under “Election of Directors - Nomination Process” and considering the additional information required below. A stockholder’s nominee(s) for director for consideration by the Board of Directors must be received by Scivanta at its principal executive offices no later than October 31, 2007 and must be accompanied by the following information: (1) the name and contact information for the nominee; (2) a statement of the nominee’s business experience and educational background; (3) a detailed description describing any relationship between the nominee and the proposing stockholder; (4) a statement by the stockholder explaining why he, she or it believes that the nominee is qualified to serve on the Board and how his or her service would benefit Scivanta; and (5) a statement that the nominee is willing to be considered and willing to serve as a director of Scivanta if nominated and elected. The Board retains complete discretion for making nominations for election as a member of the Board.

ANNUAL REPORT

The annual report to stockholders for the fiscal ended October 31, 2006 accompanies this Proxy Statement. Weiser LLP has audited the financial statements for the fiscal year ended October 31, 2006, which statements are contained in the annual report to stockholders. Such annual report, including the audited financial statements contained therein, is not incorporated in this Proxy Statement and is not to be deemed a part of the proxy soliciting material.

RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

Selection of the independent public accountants for Scivanta is made by the Audit Committee of the Board of Directors. Weiser LLP replaced Eisner, LLP as Scivanta’s independent auditors on March 3, 2005. The Audit Committee has selected Weiser LLP to serve as Scivanta’s independent public accountants for the year ended October 31, 2007.

A representative of Weiser LLP will be present at the Annual Meeting and will have an opportunity to make a statement if the representative desires to do so. Said representative will also be available to respond to appropriate questions from stockholders of Scivanta.

PROPOSAL TO ADOPT THE SCIVANTA MEDICAL CORPORATION
2007 EQUITY INCENTIVE PLAN

Introduction

The Board of Directors has approved and adopted, subject to approval and ratification by Scivanta’s stockholders, the Scivanta Medical Corporation 2007 Equity Incentive Plan. The 2007 Equity Incentive Plan is designed to encourage and enable employees and directors of Scivanta to acquire or increase their holdings of Common Stock and other proprietary interests in Scivanta. It is intended to promote these individual’s interests in the company thereby enhancing the efficiency, soundness, profitability, growth and stockholder value of Scivanta.

Under the 2007 Equity Incentive Plan, incentive and nonqualified stock options may be granted to eligible employees and/or employee-directors and nonqualified stock options may be granted to eligible non-employee directors. In addition, pursuant to the 2007 Equity Incentive Plan, participants may be eligible to receive, under certain conditions, stock appreciation rights in the form of related stock appreciation rights and freestanding stock appreciation rights, restricted awards in the form of restricted stock awards and restricted stock units, performance awards in the form of performance share awards and performance unit awards, phantom stock awards and dividend equivalent awards.

No awards have been awarded under the 2007 Equity Incentive Plan nor will any awards be awarded under the 2007 Equity Incentive Plan unless and until the stockholders of Scivanta approve the 2007 Equity Incentive Plan.

The terms of the 2007 Equity Incentive Plan are complex and it is accordingly recommended that stockholders thoroughly read the following description of the 2007 Equity Incentive Plan which describes certain of the provisions of the 2007 Equity Incentive Plan in greater detail. On written request, Scivanta will provide without charge to each record or beneficial holder of Scivanta’s Common Stock, a copy of the 2007 Equity Incentive Plan. Requests should be addressed to Mr. Thomas S. Gifford, Executive Vice President, Chief Financial Officer (Treasurer) and Secretary, 215 Morris Avenue, Spring Lake, New Jersey 07762.

Administration of the 2007 Equity Incentive Plan

The 2007 Equity Incentive Plan will be administered by the Board of Directors of Scivanta or its Compensation Committee (hereinafter referred to as the “Administrator”). Under the 2007 Equity Incentive Plan, the Administrator is authorized to:

•
determine all matters relating to awards, including selection of individuals to be granted awards, the types of awards, the number of shares of Common Stock, if any, subject to an award, and all terms, conditions, restrictions and limitations of an award;

•	prescribe the form or forms of award agreements evidencing any awards granted under the 2007 Equity Incentive Plan;

•	establish, amend and rescind rules and regulations for the administration of the 2007 Equity Incentive Plan;

•	construe and interpret the 2007 Equity Incentive Plan and any awards and award agreements made under the 2007 Equity Incentive Plan;

•	interpret rules and regulations for administering the 2007 Equity Incentive Plan; and

•	make all other determinations deemed necessary or advisable for administering the 2007 Equity Incentive Plan.

Effective Date of the 2007 Equity Incentive Plan

Pending approval of the 2007 Equity Incentive Plan by the stockholders, the effective date of the 2007 Equity Incentive Plan will be May 31, 2007. All eligible participants may receive awards under the 2007 Equity Incentive Plan for ten years minus one day from the date of stockholder approval.

Shares of Common Stock Available under the 2007 Equity Incentive Plan

3,000,000 shares of Common Stock have been reserved for issuance under the 2007 Equity Incentive Plan, including shares reserved for issuance relating to incentive stock options; provided, however, the that within sixty (60) days of the end of each fiscal year following the adoption of the 2007 Equity Incentive Plan, the Board, in its discretion, may increase the aggregate number of shares of Common Stock available for issuance under the 2007 Equity Incentive Plan by an amount not greater than the difference between (i) the number of shares of Common Stock available for issuance under the 2007 Equity Incentive Plan on the last day of the immediately preceding fiscal year, and (ii) the number of shares of Common Stock equal to 15% of the shares of Common Stock outstanding on the last day of the immediately preceding fiscal year. The shares of Common Stock available under the 2007 Equity Incentive Plan will not be reduced by:

•	dividends, including dividends paid in shares, or dividend equivalents paid in cash in connection with outstanding awards;

•	awards which by their terms are settled in cash rather than the issuance of shares;

•	any shares subject to an award under the 2007 Equity Incentive Plan which award is forfeited, cancelled or terminated, expires or lapses for any reason; and

•
any shares surrendered by a participant or withheld by Scivanta to pay the option price or purchase price for an award or shares or used to satisfy any tax withholding requirement in connection with the exercise, vesting or earning of an award if, in accordance with the terms of the 2007 Equity Incentive Plan, a participant pays such purchase price or satisfies such tax withholding by either tendering previously owned shares or having Scivanta withhold shares.

Any change in the outstanding shares of Scivanta’s Common Stock because of a merger, reorganization, stock split or any other event affecting the Common Stock shall result in a corresponding adjustment to the shares of Common Stock reserved for issuance under the 2007 Equity Incentive Plan.

Awards Available Under the 2007 Equity Incentive Plan:

Stock Options:

The Administrator may grant either incentive stock options or nonqualified stock options. Only employees of Scivanta may be granted incentive stock options. The exercise price of each stock option shall be equal to the “fair market value” (as defined below) of the Common Stock on the date the award is granted to the participant; provided, however, that:

•
in the Administrator’s discretion, the exercise price of a nonqualified stock option may be less than the fair market value of the Common Stock on the date of grant, but not less than 85% of the fair market value of the Common Stock;

•
with respect to a participant who owns more than 10% of the total combined voting power of all classes of stock of Scivanta, the option price of an incentive stock option granted to such participant shall not be less than 110% of the fair market value of the Common Stock on the date the award is granted; and

•	in no event shall the option price per share of a stock option be less than the par value per share of the Common Stock.

For purposes of the exercise price of a stock option, “fair market value” shall mean the closing sales price per share of the Common Stock as reported on the last trading date immediately preceding the date the stock option is granted on the New York Stock Exchange or the American Stock Exchange, or, if not so listed, the closing sales price (or the closing bid, if no sales were reported) of the Common Stock as listed on the NASDAQ Global Select Market, the NASDAQ Global Market or the NASDAQ Capital Market, or, if not reported on the NASDAQ Stock Market, as determined by the Administrator based on such valuation measures or other factors as it deems appropriate. The term of each stock option granted to a participant pursuant to an award shall be determined by the Administrator; provided, however, that in no case shall a stock option be exercisable more than 10 years (5 years in the case of an incentive stock option granted to a 10% stockholder) from the date of the award.

Generally, an employee may only exercise a stock option while an employee of Scivanta; provided, however, that or if the employee’s employment is terminated because of disability or death, the stock option may be exercised up to one year after the employee’s employment terminates, but only to the extent exercisable on the employee’s termination date. The Administrator may in its sole discretion accelerate the date for exercising all or any part of the deceased or disabled employee’s stock options which were not otherwise exercisable on the termination date. In the event of a participant’s death, his or her stock options shall be exercisable by such person or persons as shall have acquired the right to exercise the stock options by will or by the laws of intestate succession.

Unless the Administrator determines otherwise, if the employment of the participant is terminated for any reason, other than disability, death or for “cause” (as such term is defined and used in the 2007 Equity Incentive Plan) his or her stock options may be exercised for up to three months after the termination of his or her employment to the extent exercisable on his or her termination date, except that the Administrator may in its sole discretion accelerate the date for exercising all or any part of the stock options which were not otherwise exercisable on the termination date. If the employment of a participant is terminated for “cause,” his or her stock options shall lapse and no longer be exercisable.

In no event shall there first become exercisable by an employee in any one calendar year incentive stock options with respect to shares having an aggregate fair market value (as determined at the time the incentive stock options are granted) greater than $100,000. To the extent that any incentive stock options are first exercisable by an employee in excess of such limitation, the excess shall be considered nonqualified stock options.

Each non-employee director is eligible for the grant of nonqualified options. All nonqualified options granted to non-employee directors will have a per share exercise price equal to 100% of the fair market value of a share of Common Stock on the date the nonqualified stock option is granted.

Unless the Administrator determines otherwise, a stock option granted to a non-employee director at the time of grant may be exercised only to the extent exercisable on the date his or her directorship terminated and must be exercised within six months following the termination of his or her directorship (or such other period stated in the award agreement).

Except as may be permitted by the Administrator in accordance with applicable laws, stock options granted under the 2007 Equity Incentive Plan shall not be transferable other than by will or the laws of intestate succession.

Stock Appreciation Rights:

A stock appreciation right (“SAR”) is an award entitling the recipient to receive payment, in cash and/or shares of Common Stock, determined in whole or in part by reference to appreciation in the value of a share or shares of Common Stock from the date the SAR is granted to the date it is exercised. The base price per share of a SAR shall be no less than 100% of the fair market value of a share of Common Stock on the date the SAR is granted. A SAR granted in tandem with a stock option will be exercisable only at such times and to the extent that the related stock option is exercisable (a related SAR). A related SAR granted in tandem with an incentive stock option may be exercised only when the fair market value of the shares of Common Stock subject to the incentive stock option exceeds the exercise price of the incentive stock option, and the SAR may be for no more than 100% of the difference between the exercise price of the underlying incentive stock option and the fair market value of the Common Stock subject to the underlying incentive stock option at the time the SAR is exercised. At the option of the Administrator, upon exercise, a SAR may be settled in cash, Common Stock or a combination of both.

A related SAR may be granted either concurrently with the grant of a stock option or, if the option is a nonqualified stock option, at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such stock option. The base price of these related SAR shall be equal to the option price of the stock option. Related SARs shall be exercisable only at the time and to the extent that the stock option to which it relates is exercisable and may be subject to such additional limitations on exercisability as the Administrator may provide in the award agreement, and in no event after the complete termination or full exercise of the stock option.

A SAR may also be granted without relationship to a stock option (a freestanding SAR) and, in such case, will be exercisable upon such terms and subject to such conditions as may be determined by the Administrator, subject to the terms of the 2007 Equity Incentive Plan.

Each participant’s award agreement shall set forth the extent to which the participant shall have the right to exercise a SAR following termination of the participant’s employment or service with Scivanta. Notwithstanding the foregoing, the Administrator in its sole discretion may limit, in any manner, the amount payable with respect to a SAR. SARs shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, and may be exercised during the participant’s lifetime only by him or her or by his or her guardian or legal representative.

Restricted Awards:

Subject to the limitations of the 2007 Equity Incentive Plan, the Administrator may, in its sole discretion, grant restricted awards to such eligible employees or directors in such numbers, upon such terms and at such times as the Administrator shall determine. Such restricted awards may be in the form of restricted stock awards and/or restricted stock units that are subject to certain conditions, which conditions must be met in order for the restricted award to vest and be earned (in whole or in part) and no longer subject to forfeiture. Restricted stock awards shall be payable in shares of Common Stock. Restricted stock units shall be payable in cash or whole shares of Common Stock, or partly in cash and partly in whole shares of Common Stock, in accordance with the terms of the 2007 Equity Incentive Plan and the sole discretion of the Administrator. The Administrator shall determine the nature, length and starting date of the period, if any, during which a Restricted Award may be earned (the restriction period), and shall determine the conditions which must be met in order for a restricted award to be granted or to vest or be earned (in whole or in part), which conditions may include, but are not limited to, payment of a stipulated purchase price, attainment of performance objectives, continued service or employment for a certain period of time (or a combination of attainment of performance objectives and continued service), retirement, displacement, disability, death, or any combination of such conditions.

Notwithstanding the foregoing, restricted awards that vest based solely on continued service or the passage of time shall be subject to a minimum restriction period of one year except in the case of:

•	restricted awards assumed or substituted in connection with mergers, acquisitions or other business transactions;

•	restricted awards granted in connection with the recruitment or hiring of a participant; and/or

•	restricted awards granted pursuant to any incentive compensation or bonus program established by Scivanta.

If the employment or service of a participant shall be terminated for any reason and all or any part of a restricted award has not vested or been earned pursuant to the terms of the 2007 Equity Incentive Plan and the individual award, such award, to the extent not then vested or earned, shall be forfeited immediately upon such termination and the participant shall have no further rights with respect thereto. The Administrator shall have sole discretion to determine whether a participant shall have dividend rights, voting rights or other rights as a stockholder with respect to shares of Common Stock subject to a restricted award which has not yet vested or been earned.

Performance Awards:

Subject to the terms of the 2007 Equity Incentive Plan, the Administrator may in its sole discretion grant performance awards to such eligible individuals upon such terms and conditions and at such times as the Administrator shall determine. Performance awards may be in the form of performance shares and/or performance units. An award of performance shares is a grant of a right to receive shares of Common Stock, the cash value thereof, or a combination thereof (in the Administrator’s sole discretion), which is contingent upon the achievement of performance or other objectives during a specified period and which has a value on the date of grant equal to the fair market value of the shares of Common Stock covered by the performance award. The Administrator shall determine the nature, length and starting date of the period during which a performance award may be earned (the performance period), and shall determine the conditions which must be met in order for a performance award to be granted, vest or be earned (in whole or in part), which conditions may include but are not limited to specified performance objectives, continued service or employment for a certain period of time, or a combination of such conditions.

If the employment or service of a participant shall terminate for any reason and the participant has not earned all or part of a performance award pursuant to the terms of the 2007 Equity Incentive Plan and individual award, such award, to the extent not then earned, shall be forfeited immediately upon such termination and the participant shall have no further rights with respect thereto.

Performance awards that have not been earned shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, and the recipient of a performance award shall not sell, transfer, assign, pledge or otherwise encumber any shares subject to the award until the performance period has expired and until the conditions to earning the award have been met.

Phantom Stock Awards:

Subject to the terms of the 2007 Equity Incentive Plan, the Administrator may in its sole discretion grant phantom stock awards to such eligible individuals, in such numbers, upon such terms and at such times as the Administrator shall determine. A phantom stock award is an award to a participant of a number of hypothetical share units with respect to shares of Common Stock, with a value based on the fair market value of the shares of Common Stock.

The Administrator shall have sole authority to determine whether and to what degree phantom stock awards have vested and are payable and to interpret the terms and conditions of phantom stock awards. If the employment or service of a participant shall be terminated for any reason and all or any part of a phantom stock award has not vested and become payable pursuant to the terms of the 2007 Equity Incentive Plan and the individual award, such award, to the extent not then vested or earned, shall be forfeited immediately upon such termination and the participant shall have no further rights with respect thereto.

Upon vesting of all or a part of a phantom stock award and satisfaction of such other terms and conditions as may be established by the Administrator, the participant shall be entitled to a payment of an amount equal to fair market value of the shares of Common Stock with respect to each such phantom stock award which has vested. Payment may be made, in the discretion of the Administrator, in cash or in shares of Common Stock valued at their fair market value on the applicable vesting date or dates (or other date or dates determined by the Administrator), or in a combination thereof. The Administrator may, however, establish a limitation on the amount payable in respect of each share of phantom stock. Payment may be made in a lump sum or upon such terms as may be established by the Administrator.

Unless the Administrator determines otherwise, (1) phantom stock awards that have not vested shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, (2) phantom stock awards may be exercised during the participant’s lifetime only by him or her or by his or her guardian or legal representative, and (3) shares of Common Stock (if any) subject to a phantom stock award may not be sold, transferred, assigned, pledged or otherwise encumbered until the phantom stock award has vested and all other conditions established by the Administrator have been met.

Dividends and Dividend Equivalents:

The Administrator may, in its sole discretion, provide that awards granted under the 2007 Equity Incentive Plan earn dividends or dividend equivalents. Such dividends or dividend equivalents may be paid currently or may be credited to a participant’s account. Any crediting of dividends or dividend equivalents may be subject to such restrictions and conditions as the Administrator may establish, including reinvestment in additional shares of Common Stock or share equivalents.

Amendment and Termination of the 2007 Equity Incentive Plan

The 2007 Equity Incentive Plan may be amended, altered and/or terminated at any time by the Board; provided, however, that: (1) approval of an amendment to the 2007 Equity Incentive Plan by the stockholders of Scivanta shall be required to the extent, if any, that stockholder approval of such amendment is required by applicable law, rule or regulation; and (2) with the minor exception set forth below, the option price for any outstanding stock option or base price of any outstanding SAR may not be decreased after the date of grant, nor may any outstanding option or SAR be surrendered to Scivanta as consideration for the grant of a new stock option or SAR with a lower option price or base price than the original stock option or SAR, as the case may be, without stockholder approval of any such action.

The Administrator may amend, alter or terminate any award granted under the 2007 Equity Incentive Plan, prospectively or retroactively, but such amendment, alteration or termination of an award shall not, without the consent of the recipient of an outstanding award, materially adversely affect the rights of the recipient with respect to the award.

Change in Control

All stock options and SARs outstanding as of the date of a change in control shall become fully exercisable, whether or not then otherwise exercisable. Any restrictions, including but not limited to the restriction period, performance period, performance criteria and/or vesting conditions applicable to any restricted award, performance award and/or phantom stock award, shall be deemed to have been met, and such awards shall become fully vested, earned and payable to the fullest extent of the original grant of the applicable award.

Notwithstanding the foregoing, in the event of a merger, share exchange, reorganization, sale of all or substantially all of the assets of Scivanta or other similar transaction or event affecting Scivanta or its stockholders, the Administrator may, in its sole and absolute discretion, determine that any or all awards granted pursuant to the 2007 Equity Incentive Plan shall not vest or become exercisable on an accelerated basis, if Scivanta or the surviving or acquiring corporation, as the case may be, shall have taken such action, including but not limited to the assumption of awards granted under the 2007 Equity Incentive Plan or the grant of substitute awards (in either case, with substantially similar terms or equivalent economic benefits as awards granted under the 2007 Equity Incentive Plan), as the Administrator determines to be equitable or appropriate to protect the rights and interests of participants under the 2007 Equity Incentive Plan. If the Compensation Committee is acting as the Administrator authorized to make the determinations provided for above, such determination must also be approved by the Board prior to such determination being placed into effect.

Unfunded 2007 Equity Incentive Plan

The 2007 Equity Incentive Plan shall be unfunded, and Scivanta shall not be required to create a trust or segregate any assets that may at any time be represented by awards under the 2007 Equity Incentive Plan. The 2007 Equity Incentive Plan shall not establish any fiduciary relationship between Scivanta and any participant or other person. Neither a participant nor any other person shall, by reason of the 2007 Equity Incentive Plan, acquire any right in or title to any assets, funds or property of Scivanta, including, without limitation, any specific funds, assets or other property which Scivanta may set aside in anticipation of a liability under the 2007 Equity Incentive Plan. A participant shall have only a contractual right to the Common Stock or other amounts, if any, payable under the 2007 Equity Incentive Plan, unsecured by any assets of Scivanta. Nothing contained in the 2007 Equity Incentive Plan shall constitute a guarantee that the assets of such entities shall be sufficient to pay any benefits to any person.

Compliance with Code Section 409A

Notwithstanding any other provision in the 2007 Equity Incentive Plan or an award to the contrary, if and to the extent that Section 409A (“Section 409A”) of the Internal Revenue Code of 1986, as amended (the “Code”), is deemed to apply to the 2007 Equity Incentive Plan or any award granted under the 2007 Equity Incentive Plan, it is the general intention of Scivanta that the 2007 Equity Incentive Plan and all such awards shall comply with Section 409A, related regulations or other guidance, and the 2007 Equity Incentive Plan and any such award shall, to the extent practicable, be construed in accordance therewith. Deferrals of shares issuable pursuant to a stock option, a SAR settled in shares of Common Stock, a restricted award or any other award otherwise exempt from Section 409A in a manner that would cause Section 409A to apply shall not be permitted. Without in any way limiting the effect of the foregoing, in the event that Section 409A, related regulations or other guidance require that any special terms, provisions or conditions be included in the 2007 Equity Incentive Plan or any award, then such terms, provisions and conditions shall, to the extent practicable, be deemed to be made a part of the 2007 Equity Incentive Plan or award, as applicable. Further, in the event that the 2007 Equity Incentive Plan or any award shall be deemed not to comply with Section 409A or any related regulations or other guidance, then neither Scivanta, the Administrator nor its or their designees or agents shall be liable to any participant or other person for actions, decisions or determinations made in good faith.

Federal Income Tax Consequences

Stock Options: The grant of an incentive stock option or a nonqualified stock option does not result in income for the grantee or in a deduction for Scivanta.

The exercise of a nonqualified stock option results in ordinary income for the grantee and a business deduction for Scivanta measured by the difference between the option’s exercise price and the fair market value of the shares of Common Stock received at the time of exercise; provided, however, that Scivanta will not be able to deduct compensation to a Named Executive Officer of Scivanta to the extent such compensation exceeds $1 million in any tax year unless such compensation qualifies as performance-based compensation under Section 162(m) of the Code and the regulations related thereto. If Scivanta is required to withhold income taxes in connection with the exercise of a nonqualified stock option, the Administrator may, in its discretion, permit such withholding obligation to be satisfied by the delivery of shares of Common Stock held by the grantee or to be delivered to the grantee upon exercise of the stock option.

The exercise of an incentive stock option does not result in income for the grantee or in a business deduction for Scivanta; provided, that the employee does not dispose of the shares of Common Stock acquired upon exercise within two years after the date of grant of the option and one year after the transfer of the shares of Common Stock upon exercise, and provided that, the employee is employed by Scivanta or a subsidiary of Scivanta from the date of grant until three months before the date of exercise. If these requirements are met, the employee’s basis in the shares of Common Stock would be the exercise price. Any gain related to the subsequent disposition of shares of Common Stock will be taxed to the employee as a long-term capital gain and Scivanta will not be entitled to any deduction. The excess of the fair market value of the Common Stock on the date of exercise over the exercise price is an item of tax preference for the employee, potentially subject to the alternative minimum tax.

If an employee should dispose of the shares of Common Stock acquired pursuant to the exercise of an incentive stock option prior to the expiration of either of the designated holding periods, the employee recognizes ordinary income and Scivanta is entitled to a business deduction in an amount equal to the lesser of the fair market value of the shares of Common Stock on the date of exercise minus the stock option exercise price or the amount realized on disposition of the shares of Common Stock minus the stock option exercise price. Any gain in excess of the ordinary income recognized by the employee is taxable as long-term or short-term capital gain, depending on the holding period. If a stock option, intended to be an incentive stock option, does not satisfy all of the requirements of an incentive stock option pursuant to Section 422 of the Code when granted, the employee recognizes ordinary income upon exercise of the option and Scivanta is entitled to a business deduction in an amount equal to the fair market value of the shares of Common Stock on the exercise date minus the stock option exercise price. Income tax withholding would be required. In the event a stock option intended to be an incentive stock option does not qualify as such when granted to or exercised by a Named Executive Officer, the $1 million per capita limitation on compensation to the Named Executive Officer imposed by Section 162(m) of the Code will apply unless such compensation qualifies as performance-based compensation under 162(m) of the Code and the regulations related thereto.

SARS: The grant of a SAR does not result in income for the grantee or in a business deduction for Scivanta for federal income tax purposes. Upon the exercise of a SAR, the grantee recognizes ordinary income and Scivanta is entitled to a business deduction measured by the fair market value of the shares of Common Stock and/or cash received; provided, however, that, if the grantee is a Named Executive Officer, the $1 million per capita limitation on compensation to the Named Executive Officer imposed by Section 162(m) of the Code will apply unless such compensation qualifies as performance-based compensation under 162(m) of the Code and the regulations related thereto. Income tax withholding would be required for employees of Scivanta and its subsidiaries.

Restricted Awards: If the shares of Common Stock issued pursuant to a restricted award are subject to restrictions resulting in a “substantial risk of forfeiture” pursuant to the meaning of such term under Section 83 of the Code, the restricted award does not result in income for the grantee or in a business deduction for Scivanta for federal income tax purposes. If there are no such restrictions, conditions, limitations or forfeiture provisions, the grantee recognizes ordinary income and Scivanta is entitled to a business deduction upon receipt of the shares of Common Stock. Dividends paid to the grantee while the Common Stock remained subject to any restrictions would be treated as compensation for federal income tax purposes. At the time the restrictions lapse, the grantee receives ordinary income and Scivanta is entitled to a business deduction, subject to the $1 million deduction limitation under Section 162(m) of the Code, measured by the fair market value of the shares of Common Stock at the time of lapse. Income tax withholding would be required for employees of Scivanta and its subsidiaries.

Other Stock Based Awards: Any employee of Scivanta or any of its subsidiaries who receives shares of Common Stock as bonus compensation or in lieu of the employee’s cash compensation shall recognize ordinary income, and Scivanta shall be entitled to a business deduction, subject to the $1 million deduction limitation under Section 162(m), measured by the fair market value of the shares of Common Stock issued to the employee.

Vote Required

Approval by Scivanta’s stockholders of the proposal to approve and adopt the 2007 Equity Incentive Plan requires the affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of shares of Common Stock present in person or represented by proxy.

The Board of Directors recommends a vote “FOR” the proposal to approve and adopt the 2007 Equity Incentive Plan.

OTHER MATTERS

It is not expected that any matter not referred to herein will be presented for action at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the proxies or authorized substitutes will have discretion to vote on such matters and on matters incident to the conduct of the Annual Meeting in accordance with their best judgment.

ANNUAL REPORT ON FORM 10-KSB

On written request, Scivanta will provide without charge to each record or beneficial holder of Scivanta’s Common Stock, a copy of Scivanta’s annual report on Form 10-KSB for the fiscal year ended October 31, 2006, as filed with the SEC. Requests should be addressed to Mr. Thomas S. Gifford, Executive Vice President, Chief Financial Officer (Treasurer) and Secretary, Scivanta, 215 Morris Avenue, Spring Lake, New Jersey 07762. It should be noted that a copy of the annual report on Form 10-KSB is included with the annual report to stockholders which accompanies this Proxy Statement.

ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THEIR PROXIES WITHOUT DELAY TO THE REGISTRAR AND TRANSFER COMPANY IN THE SELF ADDRESSED, POSTAGE PREPAID ENVELOPE ENCLOSED HEREWITH. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED. THANK YOU.

By Order of the Board of Directors
Thomas S. Gifford
Secretary

Appendix

SCIVANTA MEDICAL CORPORATION

2007 EQUITY INCENTIVE PLAN

SCIVANTA MEDICAL CORPORATION

2007 EQUITY INCENTIVE PLAN

1.  Definitions

In addition to other terms defined herein, the following terms shall have the meanings given below:

(a)  Administrator means the Board, and, upon its delegation of all or part of its authority to administer the Plan to the Committee, the Committee.

(b)  Affiliate means any Subsidiary of the Corporation, and also includes any other business entity which is controlled by, under common control with or controls the Corporation; provided, however, that the term “Affiliate” shall be construed in a manner in accordance with the registration provisions of applicable federal securities laws.

(c)  Award means, individually or collectively, a grant under the Plan of an Option (including an Incentive Option, Nonqualified Option or a Director Option); a Stock Appreciation Right (including a Related SAR or a Freestanding SAR); a Restricted Award (including a Restricted Stock Award or a Restricted Unit Award); a Performance Award (including a Performance Share Award or a Performance Unit Award); a Phantom Stock Award; a Dividend Equivalent Award; or any other award granted under the Plan.

(d)  Award Agreement means an agreement (which may be in written or electronic form, in the Administrator’s discretion, and which includes any amendment or supplement thereto) between the Corporation and a Participant specifying the terms, conditions and restrictions of an Award granted to the Participant. An Agreement may also state such other terms, conditions and restrictions, including, but not limited to, terms, conditions and restrictions applicable to shares or any other benefit underlying an Award, as may be established by the Administrator.

(e)  Board or Board of Directors means the Board of Directors of the Corporation.

(f)  Cause shall mean, unless the Administrator determines otherwise, a Participant’s termination of employment or service resulting from the Participant’s (i) termination for “cause” as defined under the Participant’s employment, consulting or other agreement with the Corporation or an Affiliate, if any, or (ii) if the Participant has not entered into any such employment, consulting or other agreement (or if any such agreement does not address the effect of a “cause” termination), then the Participant’s termination shall be for “Cause” if termination results due to the Participant’s (A) dishonesty; (B) refusal to perform his or her duties for the Corporation; (C) engaging in fraudulent conduct; or (D) engaging in any conduct that could be materially damaging to the Corporation without a reasonable good faith belief that such conduct was in the best interest of the Corporation. The determination of “Cause” shall be made by the Administrator and its determination shall be final and conclusive.

(g)  Change in Control:

(i)  General: Except as may be otherwise provided in an individual Award Agreement or as may be otherwise required in order to comply with Code Section 409A, a “Change in Control” shall be deemed to have occurred on the earliest of the following dates:

(A)  The date any entity or person shall have become the beneficial owner of, or shall have obtained voting control over, 50% or more of the outstanding Common Stock of the Corporation;

(B)  The date the stockholders of the Corporation approve a definitive agreement (I) to merge or consolidate the Corporation with or into another corporation or other business entity (each, a “corporation”), in which the Corporation is not the continuing or surviving corporation or pursuant to which any shares of Common Stock of the Corporation would be converted into cash, securities or other property of another corporation, other than a merger or consolidation of the Corporation in which the holders of Common Stock immediately prior to the merger or consolidation continue to own at least 50% of Common Stock after the merger or consolidation, or if the Corporation is not the surviving corporation, at least 50% of the common stock (or other voting securities) of the surviving corporation immediately after the merger; provided, however, that if consummation of such merger or consolidation is subject to the approval of federal, state or other regulatory authorities, then, unless the Administrator determines otherwise, a “Change in Control” shall not be deemed to occur until the later of the date of stockholder approval of such merger or consolidation or the date of final regulatory approval of such merger or consolidation; or (II) to sell or otherwise dispose of all or substantially all the assets of the Corporation; or

(C)  The date there shall have been a change in a majority of the Board of Directors of the Corporation within a 12-month period unless the nomination for election by the Corporation’s stockholders of each new Director was approved by the vote of two-thirds of the members of the Board (or a committee of the Board, if nominations are approved by a Board committee rather than the Board) then still in office who were in office at the beginning of the 12-month period.

(For the purposes herein, the term “person” shall mean any individual, corporation, partnership, group, association or other person, as such term is defined in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, other than the Corporation, a Subsidiary of the Corporation or any employee benefit plan(s) sponsored or maintained by the Corporation or any Subsidiary thereof, and the term “beneficial owner” shall have the meaning given the term in Rule 13d-3 under the Exchange Act.)

The Administrator shall have full and final authority, in its discretion, to determine whether a Change in Control of the Corporation has occurred pursuant to the above definition, the date of the occurrence of such Change in Control and any incidental matters relating thereto.

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(ii)  Definition Applicable to Awards subject to Code Section 409A: Notwithstanding the preceding provisions of Section 1(g)(i), in the event that any Awards granted under the Plan are deemed to be deferred compensation subject to the provisions of Code Section 409A, then distributions related to such Awards may be permitted, in the Administrator’s discretion, upon the occurrence of one or more of the following events (as they are defined and interpreted under Code Section 409A, related regulations, or other guidance): (A) a change in the ownership of the Corporation, (B) a change in effective control of the Corporation, or (C) a change in the ownership of a substantial portion of the assets of the Corporation.

(h)  Code means the Internal Revenue Code of 1986, as amended.

(i)  Committee means the Compensation Committee of the Board appointed to administer the Plan.

(j)  Common Stock means the common stock of Scivanta Medical Corporation, par value $.001 per share.

(k)  Corporation means Scivanta Medical Corporation, a Nevada corporation, together with any successor thereto.

(l)  Covered Employee shall have the meaning given the term in Section 162(m) of the Code and related regulations.

(m)  Director means a member of the Board or a member of the board of directors of an Affiliate.

(n)  Director Option means an Option granted to a Nonemployee Director of the Corporation as provided in Section 8.

(o)  Disability shall, except as may be otherwise determined by the Administrator or required under Code Section 409A or related regulations or other guidance, have the meaning given in any employment agreement, consulting agreement or other similar agreement, if any, to which a Participant is a party, or, if there is no such agreement (or if any such agreement does not address the effect of termination due to disability), “Disability” shall mean: (i) a Participant’s inability to perform the functions, duties and responsibilities which he or she had been performing for the Corporation or an Affiliate for a continuous period of not less than 6 months due to physical or mental reasons, (ii) it is determined by a licensed physician acceptable to the Corporation that it is likely such inability will continue after the conclusion of the six month period, and (iii) as a result of such physical or mental ailment, the Participant’s employment with the Corporation or an Affiliate will cease. The Administrator shall have discretion to determine if a termination due to Disability has occurred.

(p)  Displacement shall, as applied to any Participant, have the meaning given in any employment agreement, consulting agreement or other similar agreement, if any, to which the Participant is a party, or, if there is no such agreement (or if any such agreement does not address the effect of a termination due to displacement), “Displacement” shall mean the termination of the Participant’s employment or service due to the elimination of the Participant’s job or position without fault on the part of the Participant (as determined by the Administrator).

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(q)  Dividend Equivalent Award means a right granted to a Participant pursuant to Section 13 to receive the equivalent value (in cash or shares of Common Stock) of dividends paid on Common Stock.

(r)  Effective Date means the effective date of the Plan, as provided in Section 4.

(s)  Election shall have the meaning set forth in Section 19(b).

(t)  Employee means any person who is an employee of the Corporation or any Affiliate (including entities which become Affiliates after the Effective Date of the Plan). For this purpose, an individual shall be considered to be an Employee only if there exists between the individual and the Corporation or an Affiliate the legal and bona fide relationship of employer and employee; provided, however, that, with respect to Incentive Options, “Employee” means any person who is considered an employee of the Corporation or any Subsidiary for purposes of Treas. Reg. Section 1.421-1(h) (or any successor provision related thereto).

(u)  Exchange Act means the Securities Exchange Act of 1934, as amended.

(v)  Fair Market Value per share of the Common Stock shall be established in good faith by the Administrator and, except as may otherwise be determined by the Administrator, the Fair Market Value shall be determined in accordance with the following provisions: (i) if the shares of Common Stock are listed for trading on the New York Stock Exchange or the American Stock Exchange, the Fair Market Value shall be the closing sales price per share of the shares on the New York Stock Exchange or the American Stock Exchange (as applicable) on the date immediately preceding the date an Option is granted or other determination is made (such date of determination being referred to herein as a “valuation date”), or, if there is no transaction on such date, then on the trading date nearest preceding the valuation date for which closing price information is available, and, provided further, if the shares are quoted on the NASDAQ Global Select Market, the NASDAQ Global Market or the NASDAQ Capital Market, but are not listed for trading on the New York Stock Exchange or the American Stock Exchange, the Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system on the valuation date or the date immediately or nearest preceding the valuation date for which such information is available; or (ii) if the shares of Common Stock are not listed or reported in any of the foregoing, then the Fair Market Value shall be determined by the Administrator based on such valuation measures or other factors as it deems appropriate (provided, however, that, (A) with respect to the grant of Incentive Options, the Fair Market Value shall be determined by the Administrator in accordance with the applicable provisions of Section 20.2031-2 of the Federal Estate Tax Regulations, or in any other manner consistent with the Code Section 422 and accompanying regulations; and (B) to the extent, if any, required by Code Section 409A, Fair Market Value shall be determined in accordance with Section 409A, related regulations, or other guidance).

(w)  FICA Amount shall have the meaning set forth in Section 18(b)(iii)(C).

(x)  Freestanding SAR means a SAR that is granted without relation to an Option, as provided in Section 9.

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(y)  Incentive Option means an Option that is designated by the Administrator as an Incentive Option pursuant to Section 7 and intended to meet the requirements of incentive stock options under Code Section 422 and related regulations.

(z)  Nonemployee Director means a Director of the Board who is not an Employee of the Corporation or an Affiliate and who is eligible to receive a Director Option pursuant to Section 8.

(aa)  Nonqualified Option means an Option granted under Section 7 or Section 8 that is not intended to qualify as an incentive stock option under Code Section 422 and related regulations.

(bb)  Option means a stock option granted under Section 7 or Section 8 that entitles the holder to purchase from the Corporation a stated number of shares of Common Stock at the price set forth in an Award Agreement.

(cc)  Option Period means the term of an Option, as provided in Section 7(d) and Section 8(d).

(dd)  Option Price means the price at which an Option may be exercised, as provided in Section 7(b) and Section 8(c).

(ee)  Participant means an individual employed by, or providing services to, the Corporation or an Affiliate, and who satisfies the requirements of Section 6 and is selected by the Administrator to receive an Award under the Plan.

(ff)  Performance Award means a Performance Share Award and/or a Performance Unit Award, as provided in Section 11.

(gg)  Performance Measures mean one or more performance factors which may be established by the Administrator with respect to an Award. Performance factors may be based on such corporate, business unit or division and/or individual performance factors and criteria as the Administrator in its discretion may deem appropriate; provided, however, that, such performance factors shall be limited to one or more of the following (as determined by the Administrator in its discretion): (i) cash flow; (ii) return on equity; (iii) return on assets; (iv) earnings per share; (v) achievement of operational milestones; (vi) operations expense efficiency milestones; (vii) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (viii) net income; (ix) operating income; (x) book value per share; (xi) return on investment; (xii) return on capital; (xiii) improvements in capital structure; (xiv) expense management; (xv) profitability of an identifiable business unit or product; (xvi) maintenance or improvement of profit margins; (xvii) stock price or total stockholder return; (xviii) market share; (xix) costs; (xx) working capital; (xxi) economic wealth created; (xxii) strategic business criteria; (xxiii) efficiency ratio(s); (xxiv) achievement of division, group, function or corporate financial, strategic or operational goals; (xxv) comparisons with stock market indices or performances of metrics of peer companies; and (xxvi) any other performance criteria established by the Administrator from time to time which is not inconsistent with the other performance criteria set forth herein. To the extent that Section 162(m) of the Code is applicable, the Administrator shall, within the time and in the manner prescribed by Section 162(m) of the Code and related regulations, define in an objective fashion the manner of calculating the Performance Measures it selects to use for Participants during any specific performance period. Such performance factors may be adjusted or modified due to extraordinary items, transactions, events or developments, or in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Corporation or the financial statements of the Corporation, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles or business conditions, in each case as determined by the Administrator.

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(hh)  Performance Share means an Award granted under Section 11, in an amount determined by the Administrator and specified in an Award Agreement, stated with reference to a specified number of shares of Common Stock, that entitles the holder to receive shares of Common Stock, a cash payment or a combination of Common Stock and cash (as determined by the Administrator), subject to the terms of the Plan and the terms and conditions established by the Administrator.

(ii)  Performance Unit means an Award granted under Section 11, in an amount determined by the Administrator and specified in an Award Agreement, that entitles the Participant to receive shares of Common Stock, a cash payment or a combination of Common Stock and cash (as determined by the Administrator), subject to the terms of the Plan and the terms and conditions established by the Administrator.

(jj)  Phantom Stock Award means an Award granted under Section 12, that entitles the Participant to a payment in cash, shares of Common Stock or a combination of cash and Common Stock (as determined by the Administrator), following the completion of the applicable vesting period and compliance with the terms of the Plan and other terms and conditions established by the Administrator. The unit value of a Phantom Stock Award shall be based on the Fair Market Value of a share of Common Stock.

(kk)  Plan means the Scivanta Medical Corporation 2007 Equity Incentive Plan, as it may be hereafter amended and/or restated.

(ll)  Prior Plan or Prior Plans means the Scivanta Medical Corporation (formerly, Medi-Hut Co., Inc.) 2002 Equity Incentive Plan, adopted and effective January 1, 2002, and any other employee stock incentive plan maintained by the Corporation or a Subsidiary prior to the Effective Date of the Plan.

(mm)  Related Option shall have the meaning set forth in Section 9(a).

(nn)  Related SAR means a SAR granted under Section 9 that is granted in relation to a particular Option and can be exercised only upon the surrender to the Corporation, unexercised, of that portion of the Option to which the SAR relates.

(oo)  Restricted Award means a Restricted Stock Award and/or a Restricted Stock Unit Award, as provided in Section 10.

(pp)  Restricted Stock Award means shares of Common Stock awarded to a Participant under Section 10. Shares of Common Stock subject to a Restricted Stock Award shall cease to be restricted when, in accordance with the terms of the Plan and the terms and conditions established by the Administrator, the shares vest and become transferable and free of substantial risks of forfeiture.

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(qq)  Restricted Stock Unit means a Restricted Award granted to a Participant pursuant to Section 10 which is settled (i) by the delivery of one share of Common Stock for each Restricted Stock Unit, (ii) in cash in an amount equal to the Fair Market Value of one share of Common Stock for each Restricted Stock Unit, or (iii) in a combination of cash and shares equal to the Fair Market Value of one share of Common Stock for each Restricted Stock Unit, as determined by the Administrator. A Restricted Stock Unit Award represents the promise of the Corporation to deliver shares, cash or a combination thereof, as applicable, at the end of the Restriction Period, subject to compliance with the terms of the Plan and the terms and conditions established by the Administrator.

(rr)  Restriction Period shall have the meaning set forth in Section 10(a).

(ss)  Retirement shall, as applied to any Participant, be as defined in any employment agreement, consulting agreement or other similar agreement, if any, to which the Participant is a party, or, if there is no such agreement (or if any such agreement does address the effect of termination due to retirement), “Retirement” shall mean retirement in accordance with the retirement policies and procedures established by the Corporation, as determined by the Administrator.

(tt)  SAR means a stock appreciation right granted under Section 9 entitling the Participant to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the excess of the Fair Market Value on the date of exercise over the SAR base price, subject to the terms of the Plan and any other terms and conditions established by the Administrator. References to “SARs” include both Related SARs and Freestanding SARs, unless the context requires otherwise.

(uu)  Securities Act means the Securities Act of 1933, as amended.

(vv)  Subsidiary means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

(ww)  Termination Date means the date of termination of a Participant’s employment or service for any reason, as determined by the Administrator in its sole discretion.

2.  Purpose

The purpose of the Plan is to encourage and enable selected Employees and Directors of the Corporation and its Affiliates to acquire or to increase their holdings of Common Stock of the Corporation and other proprietary interests in the Corporation in order to promote a closer identification of their interests with those of the Corporation and its stockholders, thereby further stimulating their efforts to enhance the efficiency, soundness, profitability, growth and stockholder value of the Corporation. This purpose will be carried out through the granting of Awards to selected Employees and Directors, including the granting to selected Participants of Options in the form of Incentive Stock Options and Nonqualified Options; SARs in the form of Related SARs and Freestanding SARs; Restricted Awards in the form of Restricted Stock Awards and Restricted Stock Units; Performance Awards in the form of Performance Shares and Performance Units; Phantom Stock Awards; Director Options; and/or Dividend Equivalent Awards.

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3.  Administration of the Plan

(a)  The Plan shall be administered by the Board of Directors of the Corporation or, upon its delegation, by the Committee. Unless the Board determines otherwise, the Committee shall be comprised solely of two or more “non-employee directors,” as such term is defined in Rule 16b-3 under the Exchange Act, or as may otherwise be permitted under Rule 16b-3. Further, to the extent required by Section 162(m) of the Code and related regulations, the Plan shall be administered by a committee comprised of two or more “outside directors” (as such term is defined in Section 162(m) or related regulations) or as may otherwise be permitted under Section 162(m) and related regulations. For the purposes of the Plan, the term “Administrator” shall refer to the Board and, upon its delegation to the Committee of all or part of its authority to administer the Plan, to the Committee. Notwithstanding the foregoing, the Board shall have sole authority to grant discretionary Awards (that is, Awards other than Director Options) to Directors who are not employees of the Corporation or its Affiliates.

(b)  Subject to the provisions of the Plan, the Administrator shall have full and final authority in its discretion to take any action with respect to the Plan including, without limitation, the authority (i) to determine all matters relating to Awards, including selection of individuals to be granted Awards, the types of Awards, the number of shares of Common Stock, if any, subject to an Award, and all terms, conditions, restrictions and limitations of an Award; (ii) to prescribe the form or forms of Award Agreements evidencing any Awards granted under the Plan; (iii) to establish, amend and rescind rules and regulations for the administration of the Plan; and (iv) to construe and interpret the Plan, Awards and Award Agreements made under the Plan, to interpret rules and regulations for administering the Plan and to make all other determinations deemed necessary or advisable for administering the Plan. Except to the extent otherwise required under Code Section 409A, related regulations, or other guidance, (i) the Administrator shall have the authority, in its sole discretion, to accelerate the date that any Award which was not otherwise exercisable, vested or earned shall become exercisable, vested or earned in whole or in part without any obligation to accelerate such date with respect to any other Award granted to any recipient; and (ii) the Administrator also may in its sole discretion modify or extend the terms and conditions for exercise, vesting or earning of an Award. The Administrator may determine that a Participant’s rights, payments and/or benefits with respect to an Award (including, but not limited to, any shares issued or issuable and/or cash paid or payable with respect to an Award) shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any other applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for cause, violation of policies of the Corporation or an Affiliate, breach of non-solicitation, noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is determined by the Administrator to be detrimental to the business or reputation of the Corporation or any Affiliate. In addition, the Administrator shall have the authority and discretion to establish terms and conditions of Awards as the Administrator determines to be necessary or appropriate to conform to the applicable requirements or practices of jurisdictions outside of the United States. In addition to action by meeting in accordance with applicable laws, any action of the Administrator with respect to the Plan may be taken by a written instrument signed by all of the members of the Board or Committee, as appropriate, and any such action so taken by written consent shall be as fully effective as if it had been taken by a majority of the members at a meeting duly held and called. No member of the Board or Committee, as applicable, shall be liable while acting as Administrator for any action or determination made in good faith with respect to the Plan, an Award or an Award Agreement. The members of the Board or Committee, as applicable, shall be entitled to indemnification and reimbursement in the manner provided in the Corporation’s certificate of incorporation and by-laws and/or under applicable law.

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4.  Effective Date

The Effective Date of the Plan shall be May 31, 2007; provided, that the stockholders of the Corporation approve the Plan on such date. If the stockholders of the Corporation do not approve the Plan on May 31, 2007, the Effective Date of the Plan will be the date that the Plan is approved by the stockholders of the Corporation. Awards may be granted under the Plan on and after the Effective Date, but not after the date that is the tenth anniversary less one day after the Effective Date. Awards that are outstanding at the end of the Plan term (or such earlier termination date as may be established by the Board pursuant to Section 15(a)) shall continue in accordance with their terms, unless otherwise provided in the Plan or an Award Agreement.

5.  Shares of Stock Subject to the Plan; Award Limitations

(a)  Shares of Stock Subject to the Plan: Subject to adjustments as provided in Section 5(c), the aggregate number of shares of Common Stock available for issuance under the Plan shall not exceed the sum of 3,000,000 shares; provided, however, that within sixty (60) days of the end of each fiscal year following the adoption of the Plan, the Board, in its discretion, may increase the aggregate number of shares of Common Stock available for issuance under the Plan by an amount not greater than the difference between (i) the number of shares of Common Stock available for issuance under the Plan on the last day of the immediately preceding fiscal year, and (ii) the number of shares of Common Stock equal to 15% of the shares of Common Stock outstanding on the last day of the immediately preceding fiscal year. Shares delivered under the Plan shall be authorized but unissued shares, treasury shares or shares purchased on the open market or by private purchase. The Corporation hereby reserves sufficient authorized shares of Common Stock to meet the grant of Awards hereunder.

As of May 31, 2007, there were outstanding options to purchase 1,470,000 shares of Common Stock under the Prior Plans. As of and after the Effective Date, no additional options shall be granted under the Prior Plans.

(b)  Shares Not Subject to Limitations: The following will not be applied to the share limitations of Section 5(a) above: (i) dividends, including dividends paid in shares, or dividend equivalents paid in cash in connection with outstanding Awards; (ii) Awards which by their terms are settled in cash rather than the issuance of shares; (iii) any shares subject to an Award under the Plan which Award is forfeited, cancelled or terminated, expires or lapses for any reason; and (iv) any shares surrendered by a Participant or withheld by the Corporation to pay the Option Price or purchase price for an Award or shares or used to satisfy any tax withholding requirement in connection with the exercise, vesting or earning of an Award if, in accordance with the terms of the Plan, a Participant pays such Option Price or purchase price or satisfies such tax withholding by either tendering previously owned shares or having the Corporation withhold shares.

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(c)  Adjustments: If there is any change in the outstanding shares of Common Stock because of a merger, consolidation or reorganization involving the Corporation or an Affiliate, or if the Board of Directors of the Corporation declares a stock dividend, stock split distributable in shares of Common Stock, reverse stock split, combination or reclassification of the Common Stock, or if there is a similar change in the capital stock structure of the Corporation or an Affiliate affecting the Common Stock, the number of shares of Common Stock reserved for issuance under the Plan shall be correspondingly adjusted, and the Administrator shall make such adjustments to Awards and to any provisions of this Plan as the Administrator deems equitable to prevent dilution or enlargement of Awards or as may be otherwise advisable.

6.  Eligibility

An Award may be granted only to an individual who satisfies all of the following eligibility requirements on the date the Award is granted:

(a)  The individual is either (i) an Employee or (ii) a Director.

(b)  With respect to the grant of Incentive Options, the individual is otherwise eligible to participate under Section 6, is an Employee of the Corporation or a Subsidiary and does not own, immediately before the time that the Incentive Option is granted, stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or a Subsidiary. Notwithstanding the foregoing, an Employee who owns more than 10% of the total combined voting power of the Corporation or a Subsidiary may be granted an Incentive Option if the Option Price is at least 110% of the Fair Market Value of the Common Stock, and the Option Period does not exceed five years. For this purpose, an individual will be deemed to own stock which is attributable to him or her under Section 424(d) of the Code.

(c)  With respect to the grant of substitute Awards or assumption of awards in connection with a merger, consolidation, acquisition, reorganization or similar business combination involving the Corporation or an Affiliate, the recipient is otherwise eligible to receive the Award and the terms of the Award are consistent with the Plan and applicable laws, rules and regulations (including, to the extent necessary, the federal securities laws registration provisions and Section 424(a) of the Code).

7.  Options

(a)  Grant of Options: Subject to the limitations of the Plan, the Administrator may in its sole and absolute discretion grant Options to such eligible individuals in such numbers, subject to such terms and conditions, and at such times as the Administrator shall determine. Both Incentive Options and Nonqualified Options may be granted under the Plan, as determined by the Administrator; provided, however, that Incentive Options may only be granted to Employees of the Corporation or a Subsidiary. To the extent that an Option is designated as an Incentive Option but does not qualify as such under Section 422 of the Code, the Option (or portion thereof) shall be treated as a Nonqualified Option. An Option may be granted with or without a Related SAR.

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(b)  Option Price: The Option Price shall be established by the Administrator and stated in the Award Agreement evidencing the grant of the Option; provided, that (i) the Option Price of an Incentive Option shall be no less than 100% of the Fair Market Value of a share of Common Stock as determined on the date the Option is granted (or 110% of the Fair Market Value with respect to Incentive Options granted to an Employee who owns stock possessing more than 10% of the total voting power of all classes of stock of the Corporation or a Subsidiary, as provided in Section 6(b)); (ii) the Option Price of a Nonqualified Option shall be no less than 85% of the Fair Market Value of a share of the Common Stock on the date the Option is granted; and (iii) in no event shall the Option Price per share of any Option be less than the par value per share of the Common Stock. Notwithstanding the foregoing, the Administrator may in its discretion authorize the grant of substitute or assumed options of an acquired entity with an Option Price not equal to at least 100% of the Fair Market Value on the date of grant, if such options are assumed or substituted in accordance with Section 424(a) and related regulations and if the option price of any such assumed or substituted option was at least equal to 100% of the fair market value of the underlying stock on the original date of grant.

(c)  Date of Grant: An Incentive Option shall be considered to be granted on the date that the Administrator acts to grant the Option, or on any later date specified by the Administrator as the effective date of the Option. A Nonqualified Option shall be considered to be granted on the date the Administrator acts to grant the Option or any other date specified by the Administrator as the date of grant of the Option.

(d)  Option Period and Limitations on the Right to Exercise Options:

(i)  The Option Period shall be determined by the Administrator at the time the Option is granted and shall be stated in the Award Agreement. With respect to Incentive Options, the Option Period shall not extend more than 10 years from the date on which the Option is granted (or five years with respect to Incentive Options granted to an Employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or a Subsidiary, as provided in Section 6(b)). Any Option or portion thereof not exercised before expiration of the Option Period shall terminate. The period or periods during which, and conditions pursuant to which, an Option may become exercisable shall be determined by the Administrator in its discretion, subject to the terms of the Plan.

(ii)  An Option may be exercised by giving written notice to the Corporation in form acceptable to the Administrator at such place and subject to such conditions as may be established by the Administrator or its designee. Such notice shall specify the number of shares to be purchased pursuant to an Option and the aggregate purchase price to be paid therefor and shall be accompanied by payment of such purchase price. The total number of shares that may be acquired upon exercise of an Option shall be rounded down to the nearest whole share. No fractional shares shall be issued. Unless an Award Agreement provides otherwise, such payment shall be in the form of cash or cash equivalent; provided that, where permitted by the Administrator and applicable laws, rules and regulations (and subject to such terms and conditions as may be established by the Administrator), payment may also be made:

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(A)  By delivery (by either actual delivery or attestation) of shares of Common Stock owned by the Participant for at least six months (or for such other time period determined by the Administrator) and otherwise acceptable to the Administrator;

(B)  By shares of Common Stock withheld upon exercise;

(C)  By delivery of written notice of exercise to the Corporation and delivery to a broker of written notice of exercise and irrevocable instructions to promptly deliver to the Corporation the amount of sale or loan proceeds to pay the Option Price;

(D)  By such other payment methods as may be approved by the Administrator and which are acceptable under applicable law; or

(E)  By any combination of the foregoing methods.

Shares tendered or withheld in payment on the exercise of an Option shall be valued at their Fair Market Value on the date of exercise, as determined by the Administrator.

(iii)  Unless the Administrator determines otherwise, no Option granted to a Participant who was an Employee at the time of grant shall be exercised unless the Participant is, at the time of exercise, an Employee, and has been an Employee continuously since the date the Option was granted, subject to the following:

(A)  The employment relationship of a Participant shall be treated as continuing intact for any period that the Participant is on military or sick leave or other bona fide leave of absence, provided that the period of such leave does not exceed 90 days, or, if longer, as long as the Participant’s right to reemployment is guaranteed either by statute or by contract. The employment relationship of a Participant shall also be treated as continuing intact while the Participant is not in active service because of Disability. The Administrator shall have sole authority to determine whether a Participant is disabled and, if applicable, the Participant’s Termination Date.

(B)  Unless the Administrator determines otherwise, if the employment of a Participant is terminated because of Disability or death, the Option may be exercised only to the extent exercisable on the Participant’s Termination Date, except that the Administrator may in its sole discretion accelerate the date for exercising all or any part of the Option which was not otherwise exercisable on the Termination Date. The Option must be exercised, if at all, prior to the first to occur of the following, whichever shall be applicable: (I) the close of the one-year period following the Termination Date (or such other period stated in the Award Agreement); or (II) the close of the Option Period. In the event of the Participant’s death, such Option shall be exercisable by such person or persons as shall have acquired the right to exercise the Option by will or by the laws of intestate succession.

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(C)  Unless the Administrator determines otherwise, if the employment of the Participant is terminated for any reason, including Retirement, other than Disability, death or for “Cause,” his or her Option may be exercised to the extent exercisable on his or her Termination Date, except that the Administrator may in its sole discretion accelerate the date for exercising all or any part of the Option which was not otherwise exercisable on the Termination Date. The Option must be exercised, if at all, prior to the first to occur of the following, whichever shall be applicable: (I) the close of the three month period following the Termination Date (or such other period stated in the Award Agreement); or (II) the close of the Option Period. If the Participant dies following such termination of employment and prior to the earlier of the dates specified in (I) or (II) of this subparagraph (C), the Participant shall be treated as having died while employed under subparagraph (B) (treating for this purpose the Participant’s date of termination of employment as the Termination Date). In the event of the Participant’s death, such Option shall be exercisable by such person or persons as shall have acquired the right to exercise the Option by will or by the laws of intestate succession.

(D)  Unless the Administrator determines otherwise, if the employment of the Participant is terminated for “Cause,” his or her Option shall lapse and no longer be exercisable as of his or her Termination Date, as determined by the Administrator.

(E)  Notwithstanding the foregoing, the Administrator may, in its sole discretion (subject to any requirements imposed under Code Section 409A, related regulations, or other guidance), accelerate the date for exercising all or any part of an Option which was not otherwise exercisable on the Termination Date, extend the period during which an Option may be exercised, modify the terms and conditions to exercise, or any combination of the foregoing.

(iv)  Unless the Administrator determines otherwise, an Option granted to a Participant who was a Director but who was not an Employee at the time of grant may be exercised only to the extent exercisable on the Participant’s Termination Date (unless the termination was for Cause), and must be exercised, if at all, prior to the first to occur of the following, as applicable: (A) the close of the six month period following the Termination Date (or such other period stated in the Award Agreement); or (B) the close of the Option Period. If the services of a Participant are terminated for Cause, his or her Option shall lapse and no longer be exercisable as of his or her Termination Date, as determined by the Administrator. Notwithstanding the foregoing, the Administrator may in its sole discretion (subject to any requirements imposed under Code Section 409A, related regulations, or other guidance) accelerate the date for exercising all or any part of an Option which was not otherwise exercisable on the Termination Date, extend the period during which an Option may be exercised, modify the other terms and conditions to exercise, or any combination of the foregoing.

(e)  Notice of Disposition: If shares of Common Stock acquired upon exercise of an Incentive Option are disposed of within two years following the date of grant or one year following the transfer of such shares to a Participant upon exercise, the Participant shall, promptly following such disposition, notify the Corporation in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Administrator may reasonably require.

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(f)  Limitation on Incentive Options: In no event shall there first become exercisable by an Employee in any one calendar year Incentive Options granted by the Corporation or any Subsidiary with respect to shares having an aggregate Fair Market Value (determined at the time an Incentive Option is granted) greater than $100,000. To the extent that any Incentive Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered a Nonqualified Option.

(g)  Nontransferability: Incentive Options shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession or, in the Administrator’s discretion, as may otherwise be permitted in accordance with Treas. Reg. Section 1.421-1(b)(2) or any successor provision thereto. Nonqualified Options shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, except as may be permitted by the Administrator in a manner consistent with the registration provisions of the Securities Act. Except as may be permitted by the preceding sentence, an Option shall be exercisable during the Participant’s lifetime only by him or her or by his or her guardian or legal representative. The designation of a beneficiary in accordance with Section 19(g) does not constitute a transfer.

8.  Director Options

(a)  General: Each Nonemployee Director shall be eligible for the grant of a Director Option or Director Options as provided in Section 8. Director Options shall be designated as Nonqualified Options. Director Options shall be subject to the other terms and conditions of the Plan except as otherwise provided in Section 8.

(b)  Eligibility: A Director Option may be granted only to an individual who is a Nonemployee Director of the Corporation on the date the Director Option is granted. A Nonemployee Director may also be eligible for other Awards (including, but not limited to, Options granted pursuant to Section 7), subject to the terms of the Plan and the Administrator’s discretion.

(c)  Option Price: The price per share of Common Stock at which a Director Option may be exercised shall be 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted.

(d)  Option Period and Limitations on the Right to Exercise Options:

(i)  The Option Period of a Director Option shall be 10 years from the date of grant. To the extent that all or part of an Option becomes exercisable but is not exercised, such Option shall accumulate and be exercisable by the Director in whole or in part at any time before the expiration of the Option Period. The total number of shares that may be acquired upon the exercise of a Director Option shall be rounded down to the nearest whole share. No fractional shares shall be issued. Any Director Option or portion thereof not exercised before expiration of the Option Period shall terminate.

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(ii)  Unless the Administrator determines otherwise, a Director Option granted to a Nonemployee Director at the time of grant may be exercised only to the extent exercisable on the Nonemployee Director’s Termination Date (unless the termination was for Cause), and must be exercised, if at all, prior to the first to occur of the following, as applicable: (A) the close of the six month period following the Termination Date (or such other period stated in the Award Agreement); or (B) the close of the Option Period. If the services of a Nonemployee Director are terminated for Cause, his or her Director Option or Director Options shall lapse and no longer be exercisable as of his or her Termination Date, as determined by the Administrator.

(iii)  A Director Option shall be exercised by giving written notice to the Administrator or its designee at such time and place as the Administrator shall direct. Such notice shall specify the number of shares to be purchased pursuant to the Director Option and the aggregate purchase price to be paid therefor, and shall be accompanied by the payment of such purchase price. Payment shall be made in accordance with Section 7(d)(ii).

(e)  Nontransferability: A Director Option shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, except as may be permitted by the Administrator in a manner consistent with the registration provisions of the Securities Act. Except as may be permitted by the preceding sentence, a Director Option shall be exercisable during the Nonemployee Director’s lifetime only by him or her or by his or her guardian or legal representative. The designation of a beneficiary in accordance with Section 19(g) does not constitute a transfer.

9.  Stock Appreciation Rights

(a)  Grant of SARs: Subject to the limitations of the Plan, the Administrator may in its sole and absolute discretion grant SARs to such eligible individuals, in such numbers, upon such terms and at such times as the Administrator shall determine. SARs may be granted to the holder of an Option (a “Related Option”) with respect to all or a portion of the shares of Common Stock subject to the Related Option (a “Related SAR”) or may be granted separately to an eligible individual (a “Freestanding SAR”). The base price per share of a SAR shall be no less than 100% of the Fair Market Value of a share of Common Stock on the date the SAR is granted.

(b)  Related SARs: A Related SAR may be granted either concurrently with the grant of the Related Option or (if the Related Option is a Nonqualified Option) at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such Related Option; provided, however, that Related SARs must be granted in accordance with Code Section 409A, related regulations, and other guidance. The base price of a Related SAR shall be equal to the Option Price of the Related Option. Related SARs shall be exercisable only at the time and to the extent that the Related Option is exercisable (and may be subject to such additional limitations on exercisability as the Administrator may provide in the Award Agreement), and in no event after the complete termination or full exercise of the Related Option. Notwithstanding the foregoing, a Related SAR that is related to an Incentive Option may be exercised only to the extent that the Related Option is exercisable and only when the Fair Market Value exceeds the Option Price of the Related Option. Upon the exercise of a Related SAR granted in connection with a Related Option, the Option shall be canceled to the extent of the number of shares as to which the SAR is exercised, and upon the exercise of a Related Option, the Related SAR shall be canceled to the extent of the number of shares as to which the Related Option is exercised or surrendered.

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(c)  Freestanding SARs: A SAR may be granted without relationship to an Option (as defined above, a “Freestanding SAR”) and, in such case, will be exercisable upon such terms and subject to such conditions as may be determined by the Administrator, subject to the terms of the Plan.

(d)  Exercise of SARs:

(i)  Subject to the terms of the Plan, SARs shall be exercisable in whole or in part upon such terms and conditions as may be established by the Administrator and stated in the applicable Award Agreement. The period during which a SAR may be exercisable shall not exceed 10 years from the date of grant or, in the case of Related SARs, such shorter Option Period as may apply to the Related Option. Any SAR or portion thereof not exercised before expiration of the period established by the Administrator shall terminate.

(ii)  SARs may be exercised by giving written notice to the Corporation in form acceptable to the Administrator at such place and subject to such terms and conditions as may be established by the Administrator or its designee. Unless the Administrator determines otherwise, the date of exercise of a SAR shall mean the date on which the Corporation shall have received proper notice from the Participant of the exercise of such SAR.

(iii)  Each Participant’s Award Agreement shall set forth the extent to which the Participant shall have the right to exercise a SAR following termination of the Participant’s employment or service with the Corporation. Such provisions shall be determined in the sole discretion of the Administrator, need not be uniform among all SARs issued pursuant to this Section 9, and may reflect distinctions based on the reasons for termination of employment. Notwithstanding the foregoing, unless the Administrator determines otherwise, no SAR may be exercised unless the Participant is, at the time of exercise, an eligible Participant, as described in Section 6, and has been a Participant continuously since the date the SAR was granted, subject to the provisions of Sections 7(d)(iii) and (iv).

(e)  Payment Upon Exercise: Subject to the limitations of the Plan, upon the exercise of a SAR, a Participant shall be entitled to receive payment from the Corporation in an amount determined by multiplying (i) the difference between the Fair Market Value of a share of Common Stock on the date of exercise of the SAR over the base price of the SAR by (ii) the number of shares of Common Stock with respect to which the SAR is being exercised. Notwithstanding the foregoing, the Administrator in its sole discretion may limit in any manner the amount payable with respect to a SAR. The consideration payable upon exercise of a SAR shall be paid in cash, shares of Common Stock (valued at Fair Market Value on the date of exercise of the SAR) or a combination of cash and shares of Common Stock, as determined by the Administrator. Notwithstanding the foregoing, to the extent required to ensure that an SAR is not subject to, or complies with, Code Section 409A, related regulations and other guidance, (i) a SAR shall be settled solely for shares of Common Stock of the Corporation, which Common Stock is traded on an established securities market, and which SAR does not include any feature for the deferral of compensation other than the deferral of recognition of income until the exercise of the SAR; or (ii) a SAR shall be structured in a manner designed to be exempt from, or to comply with, the requirements of Code Section 409A. No fractional shares of Common Stock will be issuable upon exercise of the SAR and, unless otherwise provided in the applicable Award Agreement, the Participant will receive cash in lieu of fractional shares.

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(f)  Nontransferability: Unless the Administrator determines otherwise, (i) SARs shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, and (ii) SARs may be exercised during the Participant’s lifetime only by him or her or by his or her guardian or legal representative. The designation of a beneficiary in accordance with Section 19(g) does not constitute a transfer.

10.  Restricted Awards

(a)  Grant of Restricted Awards: Subject to the limitations of the Plan, the Administrator may in its sole discretion grant Restricted Awards to such individuals in such numbers, upon such terms and at such times as the Administrator shall determine. Such Restricted Awards may be in the form of Restricted Stock Awards and/or Restricted Stock Units that are subject to certain conditions, which conditions must be met in order for the Restricted Award to vest and be earned (in whole or in part) and no longer subject to forfeiture. Restricted Stock Awards shall be payable in shares of Common Stock. Restricted Stock Units shall be payable in cash or whole shares of Common Stock, or partly in cash and partly in whole shares of Common Stock, in accordance with the terms of the Plan and the sole discretion of the Administrator. The Administrator shall determine the nature, length and starting date of the period, if any, during which a Restricted Award may be earned (the “Restriction Period”), and shall determine the conditions which must be met in order for a Restricted Award to be granted or to vest or be earned (in whole or in part), which conditions may include, but are not limited to, payment of a stipulated purchase price, attainment of performance objectives, continued service or employment for a certain period of time (or a combination of attainment of performance objectives and continued service), Retirement, Displacement, Disability, death, or any combination of such conditions. Notwithstanding the foregoing, Restricted Awards that vest based solely on continued service or the passage of time shall be subject to a minimum Restriction Period of one year (except in the case of (i) Restricted Awards assumed or substituted in connection with mergers, acquisitions or other business transactions, (ii) Restricted Awards granted in connection with the recruitment or hiring of a Participant, and/or (iii) Restricted Awards granted pursuant to any incentive compensation or bonus program established by the Corporation). In the case of Restricted Awards based upon performance criteria, or a combination of performance criteria and continued service, the Administrator shall determine the Performance Measures applicable to such Restricted Awards (subject to Section 1(gg)).

(b)  Vesting of Restricted Awards: Subject to the terms of the Plan and Code Section 409A, related regulations, or other guidance, the Administrator shall have sole authority to determine whether and to what degree Restricted Awards have vested and been earned and are payable and to establish and interpret the terms and conditions of Restricted Awards. The Administrator may (subject to any restrictions imposed under Code Section 409A, related regulations, or other guidance) accelerate the date that any Restricted Award granted to a Participant shall be deemed to be vested or earned in whole or in part, without any obligation to accelerate such date with respect to other Restricted Awards granted to any Participant.

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(c)  Forfeiture of Restricted Awards: Unless the Administrator determines otherwise, if the employment or service of a Participant shall be terminated for any reason and all or any part of a Restricted Award has not vested or been earned pursuant to the terms of the Plan and the individual Award, such Award, to the extent not then vested or earned, shall be forfeited immediately upon such termination and the Participant shall have no further rights with respect thereto.

(d)  Dividend and Voting Rights; Share Certificates: The Administrator shall have sole discretion to determine whether a Participant shall have dividend rights, voting rights or other rights as a stockholder with respect to shares subject to a Restricted Award which has not yet vested or been earned. If the Administrator so determines, a certificate or certificates for shares of Common Stock subject to a Restricted Award may be issued in the name of the Participant as soon as practicable after the Award has been granted; provided, however, that, notwithstanding the foregoing, the Administrator shall have the right to retain custody of certificates evidencing the shares subject to a Restricted Award and to require the Participant to deliver to the Corporation a stock power, endorsed in blank, with respect to such Award, until such time as the Restricted Award vests (or is forfeited) and is no longer subject to a substantial risk of forfeiture.

(e)  Nontransferability: Unless the Administrator determines otherwise, Restricted Awards that have not vested shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, and the recipient of a Restricted Award shall not sell, transfer, assign, pledge or otherwise encumber shares subject to the Award until the Restriction Period has expired and until all conditions to vesting have been met. The designation of a beneficiary in accordance with Section 19(g) does not constitute a transfer.

11.  Performance Awards

(a)  Grant of Performance Awards: Subject to the terms of the Plan, the Administrator may in its sole discretion grant Performance Awards to such eligible individuals upon such terms and conditions and at such times as the Administrator shall determine. Performance Awards may be in the form of Performance Shares and/or Performance Units. An Award of a Performance Share is a grant of a right to receive shares of Common Stock, the cash value thereof, or a combination thereof (in the Administrator’s sole discretion), which is contingent upon the achievement of performance or other objectives during a specified period and which has a value on the date of grant equal to the Fair Market Value of a share of Common Stock. An Award of a Performance Unit is a grant of a right to receive shares of Common Stock or a designated dollar value amount of Common Stock which is contingent upon the achievement of performance or other objectives during a specified period, and which has an initial value determined in a dollar amount established by the Administrator at the time of grant. Subject to Section 5(b), the Administrator shall have complete discretion in determining the number of Performance Units and/or Performance Shares granted to any Participant. The Administrator shall determine the nature, length and starting date of the period during which a Performance Award may be earned (the “Performance Period”), and shall determine the conditions which must be met in order for a Performance Award to be granted or to vest or be earned (in whole or in part), which conditions may include but are not limited to specified performance objectives, continued service or employment for a certain period of time, or a combination of such conditions. Subject to Section 1(gg), the Administrator shall determine the Performance Measures to be used in valuing Performance Awards.

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(b)  Earning of Performance Awards: Subject to the terms of the Plan and the requirements of Code Section 409A, related regulations, or other guidance, the Administrator shall have sole authority to determine whether and to what degree Performance Awards have been earned and are payable and to interpret the terms and conditions of Performance Awards and the provisions of Section 11. The Administrator, in its sole and absolute discretion, may (subject to any restrictions imposed under Code Section 409A, related regulations, or other guidance) accelerate the date that any Performance Award granted to a Participant shall be deemed to be earned in whole or in part, without any obligation to accelerate such date with respect to other Awards granted to any Participant.

(c)  Form of Payment: Payment of the amount to which a Participant shall be entitled upon earning a Performance Award shall be made in cash, shares of Common Stock, or a combination of cash and shares of Common Stock, as determined by the Administrator in its sole discretion. Payment may be made in a lump sum or in installments upon such terms as may be established by the Administrator.

(d)  Forfeiture of Performance Awards: Unless the Administrator determines otherwise, if the employment or service of a Participant shall terminate for any reason and the Participant has not earned all or part of a Performance Award pursuant to the terms of the Plan and individual Award, such Award, to the extent not then earned, shall be forfeited immediately upon such termination and the Participant shall have no further rights with respect thereto.

(e)  Nontransferability: Unless the Administrator determines otherwise, Performance Awards that have not been earned shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, and the recipient of a Performance Award shall not sell, transfer, assign, pledge or otherwise encumber any shares subject to the Award until the Performance Period has expired and until the conditions to earning the Award have been met. The designation of a beneficiary in accordance with Section 19(g) does not constitute a transfer.

12.  Phantom Stock Awards

(a)  Grant of Phantom Stock Awards: Subject to the terms of the Plan, the Administrator may in its sole discretion grant Phantom Stock Awards to such eligible individuals, in such numbers, upon such terms and at such times as the Administrator shall determine. A Phantom Stock Award is an Award to a Participant of a number of hypothetical share units with respect to shares of Common Stock, with a value based on the Fair Market Value of a share of Common Stock.

(b)  Vesting of Phantom Stock Awards: Subject to the terms of the Plan and the requirements of Code Section 409A, related regulations, or other guidance, the Administrator shall have sole authority to determine whether and to what degree Phantom Stock Awards have vested and are payable and to interpret the terms and conditions of Phantom Stock Awards.

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(c)  Forfeiture of Phantom Stock Awards: Unless the Administrator determines otherwise, if the employment or service of a Participant shall be terminated for any reason and all or any part of a Phantom Stock Award has not vested and become payable pursuant to the terms of the Plan and the individual Award, such Award, to the extent not then vested or earned, shall be forfeited immediately upon such termination and the Participant shall have no further rights with respect thereto.

(d)  Payment of Phantom Stock Awards: Upon vesting of all or a part of a Phantom Stock Award and satisfaction of such other terms and conditions as may be established by the Administrator, the Participant shall be entitled to a payment of an amount equal to the Fair Market Value of a share of Common Stock with respect to each such Phantom Stock Award which has vested. Payment may be made, in the discretion of the Administrator, in cash or in shares of Common Stock valued at their Fair Market Value on the applicable vesting date or dates (or other date or dates determined by the Administrator), or in a combination thereof. The Administrator may, however, establish a limitation on the amount payable in respect of each share of Phantom Stock. Payment may be made in a lump sum or upon such terms as may be established by the Administrator.

(e)  Nontransferability: Unless the Administrator determines otherwise, (i) Phantom Stock Awards that have not vested shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, (ii) Phantom Stock Awards may be exercised during the Participant’s lifetime only by him or her or by his or her guardian or legal representative, and (iii) shares of Common Stock (if any) subject to a Phantom Stock Award may not be sold, transferred, assigned, pledged or otherwise encumbered until the Phantom Stock Award has vested and all other conditions established by the Administrator have been met. The designation of a beneficiary in accordance with Section 19(g) does not constitute a transfer.

13.  Dividends and Dividend Equivalents

The Administrator may, in its sole discretion, provide that Awards granted under the Plan earn dividends or dividend equivalents. To the extent permitted under Code Section 409A, such dividends or dividend equivalents may be paid currently or may be credited to a Participant’s account. Any crediting of dividends or dividend equivalents may be subject to such restrictions and conditions as the Administrator may establish, including reinvestment in additional shares of Common Stock or share equivalents.

14.  No Right or Obligation of Continued Employment or Service

Neither the Plan, the grant of an Award nor any other action related to the Plan shall confer upon the Participant any right to continue in the service of the Corporation or an Affiliate as an Employee or Director or to interfere in any way with the right of the Corporation or an Affiliate to terminate the Participant’s employment or service at any time.

15.  Amendment and Termination of the Plan

(a)  Amendment and Termination of Plan: The Plan may be amended, altered and/or terminated at any time by the Board; provided, that (i) approval of an amendment to the Plan by the stockholders of the Corporation shall be required to the extent, if any, that stockholder approval of such amendment is required by applicable law, rule or regulation; and (ii) except for adjustments made pursuant to Section 5(c), the Option Price for any outstanding Option or base price of any outstanding SAR may not be decreased after the date of grant, nor may any outstanding Option or SAR be surrendered to the Corporation as consideration for the grant of a new Option or SAR with a lower Option Price or base price than the original Option or SAR, as the case may be, without stockholder approval of any such action. No action to amend or terminate the Plan shall permit the acceleration of the time or schedule of any payment of amounts deemed to involve the deferral of compensation under Code Section 409A, except as may be otherwise permitted under Code Section 409A, related regulations, or other guidance.

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(b)  Amendment of Awards: The Administrator may amend, alter or terminate any Award granted under the Plan, prospectively or retroactively, but such amendment, alteration or termination of an Award shall not, without the consent of the recipient of an outstanding Award, materially adversely affect the rights of the recipient with respect to the Award.

(c)  Unilateral Authority of Administrator to Modify Plan and Awards: Notwithstanding Section 15(a) and Section 15(b) herein, the following provisions shall apply:

(i)  The Administrator shall have unilateral authority to amend the Plan and any Award (without Participant consent and without stockholder approval, unless such stockholder approval is required by applicable laws, rules or regulations) to the extent necessary to comply with applicable laws, rules or regulations or changes to applicable laws, rules or regulations (including but not limited to Code Section 409A and Code Section 422 or related regulations or other guidance and federal securities laws).

(ii)  The Administrator shall have unilateral authority to make adjustments to the terms and conditions of Awards in recognition of unusual or nonrecurring events affecting the Corporation or any Affiliate, or the financial statements of the Corporation or any Affiliate, or of changes in accounting principles, if the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or necessary or appropriate to comply with applicable accounting principles.

(d)  Cash Settlement: Notwithstanding any provision of the Plan, an Award or an Award Agreement to the contrary, the Administrator may (subject to any requirements imposed under Code Section 409A, related regulations, or other guidance) cause any Award (or portion thereof) granted under the Plan to be canceled in consideration of an alternative Award or cash payment of an equivalent cash value, as determined by the Administrator in its sole discretion, made to the holder of such canceled Award.

16.  Restrictions on Awards and Shares

The Corporation may impose such restrictions on Awards, shares and any other benefits underlying Awards hereunder as it may deem advisable, including, without limitation, restrictions under the federal securities laws, the requirements of any stock exchange or similar organization and any blue sky, state or foreign securities laws applicable to such securities. Notwithstanding any other Plan provision to the contrary, the Corporation shall not be obligated to issue, deliver or transfer shares of Common Stock under the Plan, make any other distribution of benefits under the Plan, or take any other action, unless such delivery, distribution or action is in compliance with all applicable laws, rules and regulations (including but not limited to the requirements of the Securities Act). The Corporation may cause a restrictive legend to be placed on any certificate issued pursuant to an Award hereunder in such form as may be prescribed from time to time by applicable laws and regulations or as may be advised by legal counsel.

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17.  Change in Control

(a)  Notwithstanding any other provision of the Plan to the contrary, and except as may be otherwise provided in an Award Agreement or required under Code Section 409A, related regulations, or other guidance, in the event of a Change in Control:

(i)  All Options and SARs outstanding as of the date of such Change in Control shall become fully exercisable, whether or not then otherwise exercisable.

(ii)  Any restrictions, including but not limited to the Restriction Period, Performance Period, performance criteria and/or vesting conditions applicable to any Restricted Award, Performance Award and/or Phantom Stock Award, shall be deemed to have been met, and such Awards shall become fully vested, earned and payable to the fullest extent of the original grant of the applicable Award.

(b)  Notwithstanding the foregoing, in the event of a merger, share exchange, reorganization, sale of all or substantially all of the assets of the Corporation or other similar transaction or event affecting the Corporation or its stockholders or an Affiliate, the Administrator may, in its sole and absolute discretion, determine that any or all Awards granted pursuant to the Plan shall not vest or become exercisable on an accelerated basis, if the Corporation or the surviving or acquiring corporation, as the case may be, shall have taken such action, including but not limited to the assumption of Awards granted under the Plan or the grant of substitute awards (in either case, with substantially similar terms or equivalent economic benefits as Awards granted under the Plan), as the Administrator determines to be equitable or appropriate to protect the rights and interests of Participants under the Plan. If the Committee is acting as the Administrator authorized to make the determinations provided for in this Section 17(b), such determination must also be approved by the Board prior to such determination being placed into effect.

18.  Compliance with Code Section 409A

(a)  General: Notwithstanding any other provision in the Plan or an Award to the contrary, if and to the extent that Code Section 409A is deemed to apply to the Plan or any Award granted under the Plan, it is the general intention of the Corporation that the Plan and all such Awards shall comply with Code Section 409A, related regulations, or other guidance, and the Plan and any such Award shall, to the extent practicable, be construed in accordance therewith. Deferrals of shares issuable pursuant to an Option, a SAR settled in shares of Common Stock, a Restricted Award or any other Award otherwise exempt from Code Section 409A, in a manner that would cause Code Section 409A to apply, shall not be permitted. Without in any way limiting the effect of the foregoing, in the event that Code Section 409A, related regulations or other guidance require that any special terms, provisions or conditions be included in the Plan or any Award, then such terms, provisions and conditions shall, to the extent practicable, be deemed to be made a part of the Plan or Award, as applicable. Further, in the event that the Plan or any Award shall be deemed not to comply with Code Section 409A or any related regulations or other guidance, then neither the Corporation, the Administrator nor their designees or agents shall be liable to any Participant or other person for actions, decisions or determinations made in good faith.

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(b)  Specific Terms Applicable to Awards Subject to Code Section 409A: Without limiting the effect of Section 18(a), above, and notwithstanding any other provision in the Plan to the contrary, the following provisions shall, to the extent required under Code Section 409A, related regulations, or other guidance, apply with respect to Awards deemed to involve the deferral of compensation under Code Section 409A:

(i)  Distributions: Distributions may be made with respect to Awards subject to Code Section 409A not earlier than upon the occurrence of one or more of the following events: (A) separation of service; (B) disability; (C) death; (D) a specified time or pursuant to a fixed schedule; (E) a change in the ownership or effective control of the Corporation, or in the ownership of a substantial portion of the assets of the Corporation; or (F) the occurrence of an unforeseeable emergency. Each of the preceding distribution events shall be defined and interpreted in accordance with Code Section 409A and related regulations or other guidance.

(ii)  Key Employees: With respect to Participants who are “key employees” (as defined in Code Section 409A, related regulations, or other guidance), a distribution due to separation of service may not be made before the date that is six months after the date of separation of service (or, if earlier, the date of death of the Participant), except as may be otherwise permitted pursuant to Code Section 409A, related regulations, or other guidance. To the extent that a Participant is subject to this section and a distribution is to be paid in installments, through an annuity, or in some other manner where payment will be periodic, the Participant shall be paid, during the seventh month following separation from service, the aggregate amount of payments he or she would have received but for the application of this section; all remaining payments shall be made in their ordinary course. The previous sentence shall be applicable only if and to the extent that it complies with Code Section 409A, related regulations, and other applicable guidance.

(iii)  No Acceleration: Unless permissible under Code Section 409A, related regulations, or other guidance, acceleration of the time or schedule of any payment under the Plan is prohibited, except that, to the extent permitted by the Administrator and to the extent such exceptions do not violate Code Section 409A, the following accelerations may be permitted in an Award:

(A)  As necessary to fulfill a domestic relations order (as defined in Code Section 414(p)(1)(B));

(B)  As necessary to comply with a certificate of divestiture (as defined in Code Section 1043(b)(2)); and

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(C)  To pay the Federal Insurance Contributions Act tax imposed under Code Sections 3101 and 3121(v)(2) on amounts deferred under the Plan (the “FICA Amount”), including the income tax at source on wages imposed under Code Section 3401 on the FICA Amount, and to pay the additional income tax at source of wages attributable to additional Code Section 3401 wages and taxes.

(iv)  Short-Term Deferrals: Except to the extent otherwise required or permitted under Code Section 409A, related regulations or other guidance, the Administrator shall (unless an individual Award Agreement provides otherwise) provide that distributions pursuant to Awards must be made no later than the later of (A) the date that is 2-1/2 months from the end of the Participant’s first taxable year in which the amount is no longer subject to a substantial risk of forfeiture; or (B) the date that is 2-1/2 months from the end of the Corporation’s first taxable year in which the amount is no longer subject to a substantial risk of forfeiture.

(v)  Deferral Elections:

(A)  In the sole discretion of the Administrator, a Participant may be permitted to make an election as to the time and form of any distribution from an Award, provided that, except as specified in (B) and (C) below, such election is made not later than the close of the taxable year preceding the taxable year in which the services for which the Award is granted are to be performed, or at such other time or times as may be permitted under Code Section 409A, related regulations, or other guidance.

(B)  In the case of the first year in which the Participant becomes eligible to participant in the Plan, the election described in (A) may be made with respect to services to be performed subsequent to the election within 30 days after the date the Participant becomes eligible to participate in the Plan.

(C)  In the case of any performance-based compensation (as that term is defined in Code Section 409A, related regulations, or other guidance), where such compensation is based on services performed over a period of at least 12 months, the election described in (A) may be made no later than six months before the end of the period.

(vi)  To the extent that the Administrator, in its sole discretion, permits a subsequent election to delay a payment or change the form of payment that has been specified under (A), (B) or (C) above, the following provisions shall apply:

(A)  Such election may not take effect until 12 months after the date on which the election is made;

(B)  Where the payment is to be made for reasons other than death, disability or unforeseen hardship, as those terms are defined in Section 18(b)(i), above, the first payment with respect to which such election is made must be deferred for a period of not less than five years from the date such payment would otherwise have been made; and

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(C)  Any election related to a payment based upon separation from service, as that term is defined in Section 18(b)(i), above, may not be made less than 12 months prior to the date of the first scheduled payment hereunder.

19.  General Provisions

(a)  Stockholder Rights: Except as otherwise determined by the Administrator (and subject to the provisions of Section 10(d) regarding Restricted Awards), a Participant and his or her legal representative, legatees or distributees shall not be deemed to be the holder of any shares subject to an Award and shall not have any rights of a stockholder unless and until certificates for such shares have been issued and delivered to him or her or them under the Plan. A certificate or certificates for shares of Common Stock acquired upon exercise of an Option or SAR shall be promptly issued in the name of the Participant (or his or her beneficiary) and distributed to the Participant (or his or her beneficiary) as soon as practicable following receipt of notice of exercise and, with respect to Options, payment of the Option Price (except as may otherwise be determined by the Corporation in the event of payment of the Option Price pursuant to Section 7(d)(ii)(C)). Except as otherwise provided in Section 10(d) regarding Restricted Awards, a certificate for any shares of Common Stock issuable pursuant to a Restricted Award, Performance Award or Phantom Stock Award shall be promptly issued in the name of the Participant (or his or her beneficiary) and distributed to the Participant (or his or her beneficiary) after the Award (or portion thereof) has vested or been earned. In no event will the issuance of certificates pursuant to the exercise of Options, settlement of SARs in shares of Common Stock, vesting of Restricted Awards or vesting of other Awards otherwise exempt from Code Section 409A be delayed in a manner that would cause the Award to be construed to involve the deferral of compensation under Code Section 409A.

(b)  Withholding: The Corporation shall withhold all required local, state, federal, foreign and other taxes and any other amount required to be withheld by any governmental authority or law from any amount payable in cash with respect to an Award. Prior to the delivery or transfer of any certificate for shares or any other benefit conferred under the Plan, the Corporation shall require any recipient of an Award to pay to the Corporation in cash the amount of any tax or other amount required by any governmental authority to be withheld and paid over by the Corporation to such authority for the account of such recipient. Notwithstanding the foregoing, the Administrator may establish procedures to permit a recipient to satisfy such obligation in whole or in part, and any local, state, federal, foreign or other income tax obligations relating to such an Award, by electing (the “Election”) to have the Corporation withhold shares of Common Stock from the shares to which the recipient is entitled. The number of shares to be withheld shall have a Fair Market Value as of the date that the amount of tax to be withheld is determined as nearly equal as possible to (but not exceeding) the amount of such obligations being satisfied. Each Election must be made in writing to the Administrator in accordance with Election procedures established by the Administrator.

(c)  Section 16(b) Compliance: To the extent that any Participants in the Plan are subject to Section 16(b) of the Exchange Act, it is the general intention of the Corporation that transactions under the Plan shall comply with Rule 16b-3 under the Exchange Act and that the Plan shall be construed in favor of such Plan transactions meeting the requirements of Rule 16b-3 or any successor rules thereto. Notwithstanding anything in the Plan to the contrary, the Administrator, in its sole and absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Participants.

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(d)  Code Section 162(m) Performance-Based Compensation. To the extent to which Section 162(m) of the Code is applicable, the Corporation intends that compensation paid under the Plan to Covered Employees will, to the extent practicable, constitute “qualified performance-based compensation” within the meaning of Section 162(m) and related regulations, unless otherwise determined by the Administrator. Accordingly, Awards granted to Covered Employees which are intended to qualify for the performance-based exception under Code Section 162(m) and related regulations shall be deemed to include any such additional terms, conditions, limitations and provisions as are necessary to comply with the performance-based compensation exemption of Section 162(m), unless the Administrator, in its discretion, determines otherwise.

(e)  Unfunded Plan; No Effect on Other Plans:

(i)  The Plan shall be unfunded, and the Corporation shall not be required to create a trust or segregate any assets that may at any time be represented by Awards under the Plan. The Plan shall not establish any fiduciary relationship between the Corporation and any Participant or other person. Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Corporation or any Affiliate, including, without limitation, any specific funds, assets or other property which the Corporation or any Affiliate, in their discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Common Stock or other amounts, if any, payable under the Plan, unsecured by any assets of the Corporation or any Affiliate. Nothing contained in the Plan shall constitute a guarantee that the assets of such entities shall be sufficient to pay any benefits to any person.

(ii)  The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute compensation with respect to which any other employee benefits of such Participant are determined, including, without limitation, benefits under any bonus, pension, profit sharing, life insurance or salary continuation plan, except as otherwise specifically provided by the terms of such plan or as may be determined by the Administrator.

(iii)  The adoption of the Plan shall not affect any other stock incentive or other compensation plans in effect for the Corporation or any Affiliate, nor shall the Plan preclude the Corporation from establishing any other forms of stock incentive or other compensation for employees or service providers of the Corporation or any Affiliate.

(f)  Applicable Law: The Plan shall be governed by and construed in accordance with the laws of the State of New Jersey, without regard to the conflict of laws provisions of any state, and in accordance with applicable federal laws of the United States.

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(g)  Beneficiary Designation: The Administrator may permit a Participant to designate in writing a person or persons as beneficiary, which beneficiary shall be entitled to receive settlement of Awards (if any) to which the Participant is otherwise entitled in the event of death. In the absence of such designation by a Participant, and in the event of the Participant’s death, the estate of the Participant shall be treated as beneficiary for purposes of the Plan, unless the Administrator determines otherwise. The Administrator shall have sole discretion to approve and interpret the form or forms of such beneficiary designation. A beneficiary, legal guardian, legal representative or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent that the Plan and/or Award Agreement provide otherwise, and to any additional restrictions deemed necessary or appropriate by the Administrator.

(h)  Gender and Number: Except where otherwise indicated by the context, words in any gender shall include any other gender, words in the singular shall include the plural and words in the plural shall include the singular.

(i)  Severability: If any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

(j)  Rules of Construction: Headings are given to the sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

(k)  Successors and Assigns: The Plan shall be binding upon the Corporation, its successors and assigns, and Participants, their executors, administrators and permitted transferees and beneficiaries.

(l)  Right of Offset: Notwithstanding any other provision of the Plan or an Award Agreement, the Corporation may reduce the amount of any payment or benefit otherwise payable to or on behalf of a Participant by the amount of any obligation of the Participant to the Corporation that is or becomes due and payable.

(m)  Effect of Changes in Status: Unless an individual Award Agreement provides otherwise or the Administrator, in its sole discretion, determines otherwise, an Award shall not be affected by any change in the terms, conditions or status of the Participant’s employment or service, provided that the Participant continues to be in the employ of, or in service to, the Corporation or an Affiliate. Without limiting the foregoing, the Administrator has sole discretion to determine, at the time of grant of an Award or at any time thereafter, the effect, if any, on Awards granted to a Participant if the Participant’s status as an Employee or Director changes, including, but not limited to, a change from full-time to part-time, or vice versa, or if other similar changes in the nature or scope of the Participant’s employment or service occur.

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